SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         (Amendment No. ______________)

Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                          TEMPLETON DRAGON FUND, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transactions applies:

(2)  Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing party:

(4)  Date filed:

[LOGO]
FRANKLIN TEMPLETON
INVESTMENTS

                          TEMPLETON DRAGON FUND, INC.

                       IMPORTANT SHAREHOLDER INFORMATION

These materials are for the Annual Meeting of Shareholders scheduled for May 3, 2002 at 10:00 a.m. Eastern time. The enclosed materials discuss four proposals (the "Proposals") to be voted on at the meeting, and contain your Proxy Statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to Templeton Dragon Fund, Inc. (the "Fund"). If you specify a vote for all 4 Proposals, your proxy will be voted as you indicate. If you specify a vote for only certain Proposals, your proxy will be voted as specified, and the Proposal(s) for which no vote is specified will be voted FOR each such Proposal. If you simply sign and date the proxy card, but do not specify a vote for any Proposal, your proxy will be voted FOR all Proposals.

We urge you to spend a few minutes reviewing the Proposals in the Proxy Statement. Then, please fill out the proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, the Fund may be able to save money by not having to conduct additional mailings.

We welcome your comments. If you have any questions, call Fund Information at 1-800/DIAL BEN(R) (1-800-342-5236).

                         TELEPHONE AND INTERNET VOTING

  For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, a control number and separate instructions are enclosed.

[LOGO]
FRANKLIN TEMPLETON
INVESTMENTS

                          TEMPLETON DRAGON FUND, INC.

                 NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders (the "Meeting") of Templeton Dragon Fund, Inc. (the "Fund") will be held at the Fund's offices, 500 East Broward Boulevard, 12th Floor, Ft. Lauderdale, Florida 33394-3091 on May 3, 2002 at 10:00 a.m. Eastern time.

During the Meeting, shareholders of the Fund will vote on four Proposals:

1.To elect five Directors of the Fund to hold office for the terms specified.

2.To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware business trust.

3.To approve amendments to certain of the Fund's fundamental investment restrictions (includes three (3) Sub-Proposals):

 (a)To amend the Fund's fundamental investment restriction regarding industry concentration.

 (b)To amend the Fund's fundamental investment restriction regarding borrowing and issuing senior securities.

 (c)To amend the Fund's fundamental investment restriction regarding investments in commodities.

4.To approve the elimination of certain of the Fund's fundamental investment restrictions.

                                          By Order of the Board of Directors,

                                          Barbara J. Green
                                          Secretary


April 5, 2002



  Please sign and promptly return each proxy card in the enclosed self-addressed envelope regardless of the number of shares you own. Japanese shareholders should be aware that the Japan Securities Clearing Corporation may exercise a vote on the Proposals on your behalf if you do not return a proxy card.

                               TABLE OF CONTENTS


                                                                                        Page
                                                                                        ----
PROXY STATEMENT

Information About Voting...............................................................   1

Proposal 1: To Elect Five Directors of the Fund to Hold Office for the Terms Specified.   2

Proposal 2: To Approve an Agreement and Plan of Reorganization that Provides for the
            Reorganization of the Fund from a Maryland Corporation to a Delaware
            Business Trust.............................................................  11

Proposal 3: To Approve Amendments to Certain of the Fund's Fundamental Investment
            Restrictions (this Proposal involves separate votes on Sub-Proposals 3a-3c)  18

            Sub-Proposal 3a:    To amend the Fund's fundamental investment restriction
                                regarding industry concentration.......................  18

            Sub-Proposal 3b:    To amend the Fund's fundamental investment restriction
                                regarding borrowing and issuing senior securities......  19

            Sub-Proposal 3c:    To amend the Fund's fundamental investment restriction
                                regarding investments in commodities...................  22

Proposal 4: To Approve the Elimination of Certain of the Fund's Fundamental Investment
            Restrictions...............................................................  24

Information About the Fund.............................................................  27

Further Information About Voting and the Meeting.......................................  30

EXHIBITS

Exhibit A:  Form of Agreement and Plan of Reorganization between Templeton Dragon
            Fund, Inc. (a Maryland corporation) and Templeton Dragon Fund (a Delaware business trust)............................................................ A-1

Exhibit B:  A Comparison of Governing Documents and State Law.......................... B-1

Exhibit C:  Fundamental Investment Restrictions Proposed to be Amended or Eliminated... C-1

                          TEMPLETON DRAGON FUND, INC.

                                PROXY STATEMENT

.. INFORMATION ABOUT VOTING

Who is eligible to vote?


Shareholders of record at the close of business on February 22, 2002 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the Proxy Statement were first mailed to shareholders of record on or about April 5, 2002.


On what issues am I being asked to vote?

You are being asked to vote on four Proposals:

1.  To elect five Directors of the Fund to hold office for the terms specified;

2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware business trust;

3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes three (3) Sub-Proposals); and

4. To approve the elimination of certain of the Fund's fundamental investment restrictions.

How do the Fund's Directors recommend that I vote?

The Directors unanimously recommend that you vote:

1. FOR the election of five Directors of the Fund to hold office for the terms specified;

2. FOR the approval of an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware business trust;

3. FOR the approval of each of the proposed amendments to certain of the Fund's fundamental investment restrictions; and

4. FOR the approval of the elimination of certain of the Fund's fundamental investment restrictions.

How do I ensure that my vote is recorded accurately?

You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, a control number and separate instructions are enclosed.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for Proposals 1 through 4, your proxy will be voted as you indicate. If you specify a vote for only certain Proposals, your proxy will be voted as specified, and the Proposal(s) for which no vote is specified will be voted FOR that Proposal. If you simply sign and date the proxy card, but do not specify a vote for any of Proposals 1 through 4, your shares will be voted FOR the nominees for Director (Proposal 1); FOR an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware business trust (Proposal 2); FOR amending certain of the Fund's fundamental investment restrictions (Sub-Proposals 3a-3c); and FOR eliminating certain of the Fund's fundamental investment restrictions (Proposal 4).

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received at or prior to the Meeting, or by attending the Meeting and voting in person.

.. THE PROPOSALS

PROPOSAL 1:  TO ELECT FIVE DIRECTORS OF THE FUND TO HOLD OFFICE FOR THE TERMS
              SPECIFIED

How are nominees selected?

The Board of Directors of the Fund (the "Board" or the "Directors") has a Nominating and Compensation Committee (the "Committee") consisting of Frank J. Crothers, Andrew H. Hines, Jr., Edith E. Holiday and Gordon S. Macklin, none of whom is an "interested person" as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). Directors who are not interested persons of the Fund are referred to as the "Independent Directors." The Committee is responsible for the selection and nomination of candidates to serve as Directors of the Fund. The Committee will review shareholders' nominations to fill vacancies on the Board if these nominations are submitted in writing and addressed to the Committee at the Fund's offices. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.

Who are the nominees and current members of the Board of Directors?

The Board is divided into three classes. Each class has a term of three years. Each year the term of office of one class expires. This year, the terms of five Directors expire. Harris J. Ashton, Nicholas F. Brady, Frank J. Crothers, S. Joseph Fortunato and Constantine D. Tseretopoulos have been nominated for three-year terms, set to expire at the 2005 Annual Meeting of Shareholders. These terms continue, however, until successors are duly elected and qualified. Among these Directors, only Nicholas F. Brady is deemed to be an "interested person" for purposes of the 1940 Act. Directors who are "interested persons" are referred to as the "Interested Directors." All of the nominees are currently members of the Board. In addition, all of the current nominees and Directors are also directors or trustees of other Franklin(R) funds and/or Templeton(R) funds (collectively, the "Franklin Templeton funds").

Certain Directors of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles
B. Johnson and Rupert H. Johnson, Jr., who own approximately 17.3% and 14.5%, respectively, of its outstanding shares. Resources, a global investment organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles E. Johnson, Vice President of the Fund, is the son and nephew, respectively, of brothers Charles B. Johnson, Chairman of the Board, Director and Vice President of the Fund, and Rupert H. Johnson, Jr., Vice President of the Fund. There are no family relationships among any of the Directors or nominees for Director.


Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated as Directors.

Listed below, for each nominee and Director, are their name, age and address, as well as their position and length of service with the Fund, principal occupation during the past five years, the number of portfolios in the Franklin Templeton fund complex that they oversee, and any other directorships held by the Director.


Nominees for Independent Director to serve until 2005 Annual Meeting of
Shareholders:



                                                                      Number of
                                                                    Portfolios in
                                                                    Fund Complex
                                                       Length of     Overseen by
       Name, Age and Address              Position    Time Served     Director*   Other Directorships Held
       ---------------------            --------     -----------    ------------- ------------------------
-------------------------------------------------------------------------------------------------------------
Harris J. Ashton (69)                   Director     Since 1994          139      Director, RBC Holdings,
500 East Broward Blvd.                                                            Inc. (bank holding
Suite 1200                                                                        company) and Bar-S Foods
Fort Lauderdale, FL 33394-3091                                                    (meat packing company).

Principal Occupation During Past 5 Years:
Director of various companies; and formerly, President, Chief Executive Officer and Chairman of the Board,
General Host Corporation (nursery and craft centers) (until 1998).
---------------------------------------------------------------------------------------------------------------

Frank J. Crothers (57)                  Director     Since 1998           20      None
500 East Broward Blvd.
Suite 1200
Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Chairman, Caribbean Electric Utility Services Corporation and Atlantic Equipment & Power Ltd.; Vice
Chairman, Caribbean Utilities Co., Ltd.; and Director and President, Provo Power Company Ltd.; and director of various other business and nonprofit organizations.
---------------------------------------------------------------------------------------------------------------

                                                      Number of
                                                    Portfolios in
                                                    Fund Complex
                                         Length of   Overseen by
    Name, Age and Address      Position Time Served   Director*   Other Directorships Held
    ---------------------      -------- ----------- ------------- ------------------------
------------------------------------------------------------------------------------------

S. Joseph Fortunato (69)       Director    Since         140                None
500 East Broward Blvd.                      1994
Suite 1200
Fort Lauderdale, FL 33394-3091



Principal Occupation During Past 5 Years:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------

Constantine D. Tseretopoulos (47)          Director         Since         21      None
500 East Broward Blvd.                                      1998
Suite 1200
Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Physician, Lyford Cay Hospital (1987-present); and director of various nonprofit organizations; and formerly,
Cardiology Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore
Medical Center (1982-1985).
-------------------------------------------------------------------------------------------------------------------

Nominee for Interested Director to serve until 2005 Annual Meeting of Shareholders:
**Nicholas F. Brady (71)                   Director         Since         66      Director, Amerada Hess
500 East Broward Blvd.                                      1994                  Corporation (exploration
Suite 1200                                                                        and refining of oil and
Fort Lauderdale, FL 33394-3091                                                    gas); C2, Inc. (operating
                                                                                  and investment business);
                                                                                  and H.J. Heinz Company
                                                                                  (processed foods and allied
                                                                                  products).

Principal Occupation During Past 5 Years:
Chairman, Templeton Emerging Markets Investment Trust PLC, Darby Overseas Investments, Ltd. and Darby
Emerging Markets Investments LDC (investment firms) (1994-present); Director, Templeton Capital Advisors
Ltd., and Franklin Templeton Investment Fund; and formerly, Secretary of the United States Department of the
Treasury (1988-1993); Chairman of the Board, Dillon, Read & Co., Inc. (investment banking) (until 1988); and
U.S. Senator, New Jersey (April 1982-December 1982).
-------------------------------------------------------------------------------------------------------------------

Independent Directors serving until 2004 Annual Meeting of Shareholders:
Andrew H. Hines, Jr. (79)                  Director         Since         31      None
500 East Broward Blvd.                                      1994
Suite 1200
Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Consultant, Triangle Consulting Group; and Executive-in-Residence, Eckerd College (1991-present); and formerly,
Chairman and Director, Precise Power Corporation (1990-1997); Director, Checkers Drive-In Restaurant, Inc. (1994-
1997); and Chairman of the Board and Chief Executive Officer, Florida Progress Corporation (holding company in the energy area) (1982-1990); and director of various of its subsidiaries.
-------------------------------------------------------------------------------------------------------------------

                                                                       Number of
                                                                     Portfolios in
                                                                     Fund Complex
                                                          Length of   Overseen by
      Name, Age and Address                Position      Time Served   Director*   Other Directorships Held
-----------------------------------------------------------------------------------------------------------------
Edith E. Holiday (50)                      Director         Since         85       Director, Amerada Hess
500 East Broward Blvd.                                      1996                   Corporation (exploration
Suite 1200                                                                         and refining of oil and
Fort Lauderdale, FL 33394-3091                                                     gas); Hercules
                                                                                   Incorporated (chemicals,
                                                                                   fibers and resins); Beverly
                                                                                   Enterprises, Inc. (health
                                                                                   care); H.J. Heinz Company
                                                                                   (processed foods and allied
                                                                                   products); RTI
                                                                                   International Metals, Inc.
                                                                                   (manufacture and
                                                                                   distribution of titanium);
                                                                                   Digex Incorporated (web
                                                                                   hosting provider); and
                                                                                   Canadian National
                                                                                   Railway (railroad).

Principal Occupation During Past 5 Years:
Director of various companies; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to
the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department
(1988-1989).
------------------------------------------------------------------------------------------------------------------

Interested Directors serving until 2004 Annual Meeting of Shareholders:
**Martin L. Flanagan (41)                  Director         Since         7        None
One Franklin Parkway                       and Vice         1994
San Mateo, CA 94403-1906                   President

Principal Occupation During Past 5 Years:
President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin
Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive
Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and
Chief Operating Officer, Templeton Investment Counsel, LLC; Executive Vice President and Director, Franklin
Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton
Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin
Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources,
Inc.
------------------------------------------------------------------------------------------------------------------

                                                                      Number of
                                                                    Portfolios in
                                                                    Fund Complex
                                                        Length of    Overseen by
      Name, Age and Address               Position     Time Served    Director*   Other Directorships Held
---------------------------------------------------------------------------------------------------------------
**Charles B. Johnson (69)               Chairman       Chairman          139      None
One Franklin Parkway                    of the         of the
San Mateo, CA 94403-1906                Board,         Board
                                        Director       since
                                        and Vice       1995 and
                                        President      Director
                                                       and Vice
                                                       President
                                                       since
                                                       1994

Principal Occupation During Past 5 Years:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin
Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company
International; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of
Franklin Resources, Inc.
----------------------------------------------------------------------------------------------------------------

Independent Directors serving until 2003 Annual Meeting of Shareholders:
Betty P. Krahmer (72)                   Director       Since             25       None
500 East Broward Blvd.                                 1994
Suite 1200
Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Director or trustee of various civic associations; and formerly, Economic Analyst, U.S. government.
----------------------------------------------------------------------------------------------------------------

Gordon S. Macklin (73)                  Director       Since             139      Director, White Mountains
500 East Broward Blvd.                                 1994                       Insurance Group, Ltd.;
Suite 1200                                                                        Martek Biosciences
Fort Lauderdale, FL 33394-3091                                                    Corporation; WorldCom,
                                                                                  Inc. (communications
                                                                                  services); MedImmune,
                                                                                  Inc. (biotechnology);
                                                                                  Overstock.com (Internet
                                                                                  services); and Spacehab,
                                                                                  Inc. (aerospace services).

Principal Occupation During Past 5 Years:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and formerly, Chairman, White
River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until
1992); and President, National Association of Securities Dealers, Inc. (until 1987).
----------------------------------------------------------------------------------------------------------------

                                                      Number of
                                                    Portfolios in
                                                    Fund Complex
                                         Length of   Overseen by
    Name, Age and Address      Position Time Served   Director*   Other Directorships Held
------------------------------------------------------------------------------------------
Fred R. Millsaps (72)          Director    Since         31                 None
500 East Broward Blvd.                      1994
Suite 1200
Fort Lauderdale, FL 33394-3091



Principal Occupation During Past 5 Years:
Director of various business and nonprofit organizations; and manager of personal investments
(1978-present); and formerly, Chairman and Chief Executive Officer, Landmark Banking
Corporation (1969-1978); Financial Vice President, Florida Power and Light (1965-1969); and Vice
President, Federal Reserve Bank of Atlanta (1958-1965).
-------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers, and may also share a common underwriter.
** Nicholas F. Brady, Martin L. Flanagan, and Charles B. Johnson, each an Interested Director, are "interested persons" of the Fund as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons that can comprise a fund's board of directors. Mr. Johnson is considered an interested person of the Fund due to his position as an officer and director and major shareholder of Resources and his position with the Fund. Mr. Flanagan's status as an interested person results from his position as an officer of Resources and his position with the Fund. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady is Chairman and shareholder of Darby Overseas Investments, Ltd., which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. ("DEMF"). Mr. Brady serves as Chairman of the corporate general partner of DEMF, and Darby Overseas and its general partner own 100% of the stock of the general partner of DEMF. Mr. Brady is also a director of Templeton Capital Advisors Ltd. ("TCAL"), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Resources. The remaining nominees and Directors of the Fund are Independent Directors.
Note: As discussed previously, Charles B. Johnson, Chairman of the Board,
      Director, and Vice President, and Rupert H. Johnson, Jr., Vice President of the Fund, are brothers and the father and uncle, respectively, of Charles E. Johnson, Vice President of the Fund.

The following tables provide the equity securities of Franklin Templeton funds beneficially owned by the Fund's Directors.

Independent Directors

                                                                                 Aggregate Dollar Range of Equity
                                                                              Securities in all Funds Overseen by the
                                                                                Director in the Franklin Templeton
      Name of Director       Dollar Range of Equity Securities in the Fund/1/       Investments Fund Complex/1/
---------------------------- -----------------------------------------------  ---------------------------------------
Harris J Ashton                               $1 - $10,000                                 Over $100,000
Frank J. Crothers                                 None                                     Over $100,000
S. Joseph Fortunato                           $1 - $10,000                                 Over $100,000
Andrew H. Hines, Jr.                              None                                     Over $100,000
Edith E. Holiday                              $1 - $10,000                                 Over $100,000
Betty P. Krahmer                           $50,001 - $100,000                              Over $100,000
Gordon S. Macklin                          $10,001 - $50,000                               Over $100,000
Fred R. Millsaps                                  None                                     Over $100,000
Constantine D. Tseretopoulos                      None                                     Over $100,000



Interested Directors


                                                                       Aggregate Dollar Range of Equity
                                                                    Securities in all Funds Overseen by the
                                                                      Director in the Franklin Templeton
 Name of Director  Dollar Range of Equity Securities in the Fund/1/       Investments Fund Complex/1/
------------------ -----------------------------------------------  ---------------------------------------
Nicholas F. Brady                   $1 - $10,000                                 Over $100,000
Martin L. Flanagan                $10,001 - $50,000                              Over $100,000
Charles B. Johnson                  Over $100,000                                Over $100,000

-------------------------
/1 /For the calendar year ended December 31, 2001.

How often do the Directors meet and what are they paid?


The role of the Directors is to provide general oversight of the Fund's business and to ensure that the Fund is operated for the benefit of shareholders. The Directors anticipate meeting at least five times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Directors also oversee the services furnished to the Fund by Templeton Asset Management Ltd. - Hong Kong branch, the Fund's investment manager (the "Investment Manager"), and various other service providers. The Fund currently pays the Independent Directors and Mr. Brady an annual retainer of $2,000 and a fee of $400 per Board meeting attended. Directors serving on the Audit Committee of the Fund and other investment companies in Franklin Templeton Investments receive a flat fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not compensated for any committee meeting held on the day of a Board meeting.


During the fiscal year ended December 31, 2001, there were five meetings of the Board, three meetings of the Audit Committee, and three meetings of the Nominating and Compensation Committee. Each Director then in office attended at least 75% of the aggregate number of meetings of the Board and of the committee(s) on which he or she participated.

Certain Directors and officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received by the Investment Manager and its affiliates from Franklin Templeton funds. The Investment Manager or its affiliates pay the salaries and expenses of the officers. No pension or retirement benefits are accrued as part of Fund expenses.

                             Aggregate Compensation       Total Compensation
      Name of Director           from the Fund*     from Franklin Templeton funds**
      ----------------       ---------------------- -------------------------------
Harris J. Ashton                     $4,000                    $353,221
Nicholas F. Brady                    $4,000                     134,500
Frank J. Crothers                    $4,077                      92,000
S. Joseph Fortunato                  $4,000                     352,380
Andrew H. Hines, Jr.                 $4,065                     203,500
Edith E. Holiday                     $4,000                     254,670
Betty P. Krahmer                     $4,000                     134,500
Gordon S. Macklin                    $4,000                     353,221
Fred R. Millsaps                     $4,065                     201,500
Constantine D. Tseretopoulos         $4,119                      94,500

-------------------------
* Compensation received for the fiscal year ended December 31, 2001. ** For the calendar year ended December 31, 2001.


The table above indicates the total fees paid to Directors by the Fund individually, and by all of the Franklin Templeton funds. These Directors also serve as directors or trustees of other investment companies that are part of Franklin Templeton Investments, many of which hold meetings at different dates and times. The Directors and the Fund's management believe that having the same individuals serving on the boards of many of the Franklin Templeton funds enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Directors who can more effectively oversee the management of the funds.

Board members historically have followed a policy of having substantial investments in one or more of the Franklin Templeton funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of the fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of the fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds, until the value of such investments equals or exceeds five times the annual fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, were valued as of such date with subsequent investments valued at cost.

Who are the Executive Officers of the Fund?


Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. Listed below for each Executive Officer are their name, age and address, as well as their position and length of service with the Fund, and principal occupation during the past five years. In addition to their service on the Board, Charles B. Johnson serves as Chairman of the Board and Vice President to the Fund, and Martin L. Flanagan serves as Vice President to the Fund. Please refer to the table "Interested Directors serving until 2004 Annual Meeting of Shareholders" for information regarding Messrs. Johnson and Flanagan.



        Name, Age and Address                      Position              Length of Time Served
---------------------------------------- ---------------------------- ---------------------------------------
Mark Mobius (65)........................ President                         Since 1994
 Two Exchange Square
 39th Floor
 Suite 3905-08
 Hong Kong

Principal Occupation During Past 5 Years:
Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management
Ltd.; Executive Vice President and Director, Templeton Global Advisors Limited; officer of eight of the investment companies in Franklin Templeton Investments; officer and/or director as the case may be of some of the subsidiaries of Franklin Resources, Inc.; and formerly, President, International Investment Trust Company
Limited (investment manager of Taiwan R.O.C. Fund) (1986-1987); and Director, Vickers da Costa, Hong Kong
(1983-1986).
---------------------------------------- ---------------------------- ---------------------------------------

            Name, Age and Address                          Position               Length of Time Served
---------------------------------------------- -------------------------------- -------------------------------------

Rupert H. Johnson, Jr. (61)................... Vice President                        Since 1996
One Franklin Parkway
San Mateo, CA
94403-1906

Principal Occupation During Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and
Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment
Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------

Harmon E. Burns (56).......................... Vice President                        Since 1996
One Franklin Parkway
San Mateo, CA
94403-1906

Principal Occupation During Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and
Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director,
Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton
Investments.
--------------------------------------------------------------------------------

Charles E. Johnson (45)                        Vice President                        Since 1996
One Franklin Parkway
San Mateo, CA
94403-1906

Principal Occupation During Past 5 Years:
President, Member - Office of the President and Director, Franklin Resources, Inc.; Senior Vice President,
Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin
Advisers, Inc.; Chairman of the Board, President and Director, Franklin Investment Advisory Services, Inc.;
officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 34 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------

Jeffrey A. Everett (38)                        Vice President                        Since 2001
P.O. Box N-7759
Lyford Cay, Nassau
Bahamas

Principal Occupation During Past 5 Years:
President and Director, Templeton Global Advisors Limited; officer of 18 of the investment companies in
Franklin Templeton Investments; and formerly, Investment Officer, First Pennsylvania Investment Research
(until 1989).
--------------------------------------------------------------------------------

John R. Kay (61)                               Vice President                        Since 1994
500 East Broward Blvd.
Suite 1200
Fort Lauderdale, FL
33394-3091

Principal Occupation During Past 5 Years:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.;
Senior Vice President, Franklin Templeton Services, LLC; officer of 23 of the investment companies in Franklin
Templeton Investments; and formerly, Vice President and Controller, Keystone Group, Inc.
---------------------------------------------- -------------------------------- -------------------------------------

          Name, Age and Address                               Position                            Length of Time Served
-------------------------------------------------------------------------------------------------------------------------------

Murray L. Simpson (64)                     Vice President and Assistant Secretary                  Since 2000
One Franklin Parkway
San Mateo, CA
94403-1906

Principal Occupation During Past 5 Years:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments;
and formerly, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited
(until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
--------------------------------------------------------------------------------------------------------------------------------

Barbara J. Green (54)                           Vice President and Secretary              Vice President since 2000 and
One Franklin Parkway                                                                          Secretary since 1996
San Mateo, CA
94403-1906

Principal Occupation During Past 5 Years:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide,
Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and formerly, Deputy Director,
Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman,
Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells
(until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
--------------------------------------------------------------------------------------------------------------------------------

David P. Goss (54)                         Vice President and Assistant Secretary                  Since 2000
One Franklin Parkway
San Mateo, CA
94403-1906

Principal Occupation During Past 5 Years:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property
Resources, Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin
Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and formerly, President,
Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust
(until 2000).
--------------------------------------------------------------------------------------------------------------------------------

Bruce S. Rosenberg (40)                                  Treasurer                                 Since 2000
500 East Broward Blvd.
Suite 1200
Fort Lauderdale, FL
33394-3091

Principal Occupation During Past 5 Years:
Vice President, Franklin Templeton Services, LLC; and officer of 19 of the investment companies in Franklin Templeton
Investments.
--------------------------------------------------------------------------------------------------------------------------------


PROPOSAL 2:  TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION THAT PROVIDES
               FOR THE REORGANIZATION OF THE FUND FROM A MARYLAND CORPORATION TO A DELAWARE BUSINESS TRUST

The Directors unanimously recommend that you approve an Agreement and Plan of Reorganization (the "DBT Plan"), substantially in the form attached to this Proxy Statement as Exhibit A, that would change the state and form of organization of the Fund. This proposed change calls for the reorganization of the Fund from a Maryland corporation into a newly formed Delaware business trust.

This proposed reorganization will be referred to throughout this Proxy Statement as the "DBT Reorganization." To implement the DBT Reorganization, the Directors have approved the DBT Plan, which contemplates the continuation of the current business of the Fund in the form of a new Delaware business trust named "Templeton Dragon Fund" (the "Trust").

What will the DBT Reorganization mean for the Fund and its shareholders?

If the DBT Plan is approved by shareholders and the DBT Reorganization is implemented, the Trust would have the same investment objective, policies and restrictions as the Fund (including, if approved by shareholders at the Meeting, any amended or eliminated fundamental investment restrictions described in Proposals 3 and 4 in this Proxy Statement). The Board, including any persons elected under Proposal 1, and officers of the Trust would be the same as those of the Fund, and would operate the Trust in essentially the same manner as they previously operated the Fund. Thus, on the date the DBT Reorganization is effected, you would hold an interest in the Trust that is equivalent to your then interest in the Fund. For all practical purposes, a shareholder's investment in the Fund would not change.

Why are the Directors recommending approval of the DBT Plan and the DBT Reorganization?

The Directors have determined that investment companies formed as Delaware business trusts have certain advantages over investment companies organized as Maryland corporations. Under Delaware law, investment companies are able to simplify their operations by reducing administrative burdens.

For example, Delaware law allows greater flexibility in drafting and amending an investment company's governing documents, which can result in greater efficiencies of operation and savings for an investment company and its shareholders. Delaware law also provides favorable state tax treatment. Most significantly, an investment company formed as a Delaware business trust, unlike one formed as a Maryland corporation, need not pay an organization and capitalization tax on the aggregate par value of shares it issues to shareholders. Furthermore, there is a well-established body of legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to the Trust. This could benefit the Trust and its shareholders by, for example, making litigation involving the interpretation of provisions in the Trust's governing documents less likely or, if litigation should be initiated, less burdensome or expensive. Accordingly, the Directors believe that it is in the best interests of the shareholders to approve the DBT Plan.


How do the Maryland corporate law, and the Fund's governing documents, compare to the Delaware business trust law, and the Trust's governing documents?

Reorganizing the Fund from a Maryland corporation to a Delaware business trust is expected to provide many benefits to the Fund and its shareholders. As a Delaware business trust formed under the Delaware business trust law, with its operations governed by a Declaration of Trust and By-Laws (that streamline many of the provisions in the Fund's Articles of Incorporation and By-Laws), the Trust should lead to enhanced flexibility in management and administration as compared to its current operation as a Maryland corporation. It should be able to adapt more quickly and cost effectively to new developments in the fund industry and the financial markets. Moreover, to the extent provisions in the Trust's Declaration of Trust and By-Laws are addressed by rules and principles established under Delaware corporation law and the laws governing other Delaware business entities (such as limited partnerships and limited liability companies), the Delaware courts may look to such other laws to help interpret provisions of the Trust's Declaration of Trust and By-Laws. Applying this body of law to the operation of the Trust should prove beneficial because these laws are extensively developed and business-oriented. In addition, Delaware's Chancery Court is dedicated to business law matters, which means that the judges tend to be more specialized and better versed in the nuances of the law that will be applied to the Trust. These legal advantages make more certain the resolution of legal controversies and help to reduce legal costs resulting from uncertainty in the law.

A comparison of the Delaware business trust law and the Maryland General Corporation law, and a comparison of the relevant provisions of the governing documents of the Trust and the Fund, are included in Exhibit B to this Proxy Statement, which is entitled, "A Comparison of Governing Documents and State Law." In this connection, we note that the By-Laws which will govern the operation of the Trust if this Proposal 2 is approved by shareholders and the Reorganization is completed, contain a provision which requires that notice be given to the Trust by a shareholder in advance of a shareholder meeting to enable a shareholder to present a proposal at any such meeting. Failure to satisfy the requirements of this advance notice provision will mean that a shareholder may not be able to present a proposal at a meeting. The details of that new advance notice provision are included in Exhibit B and its operation is described under "Further Information About Voting and the Meeting--Shareholder Proposals" below.

What are the consequences and procedures of the DBT Reorganization?

As noted above, upon completion of the DBT Reorganization, the Trust will continue the business of the Fund with the same investment objective, policies and investment restrictions as exist on the date of the DBT Reorganization, and will hold the same portfolio of securities then held by the Fund. The Trust will operate under substantially identical overall management, investment management, and administrative arrangements as those of the Fund.


The Trust was formed solely for the purpose of becoming the successor organization to, and carrying on the business of, the Fund. As the successor to the Fund's operations, the Trust will adopt the Fund's notification of registration under the 1940 Act. To accomplish the DBT Reorganization, the DBT Plan provides that the Fund will transfer all of its portfolio securities and any other assets, subject to its liabilities, to the Trust. In exchange for these assets and liabilities, the Trust will issue shares of beneficial interest in the Trust to the Fund, which, in turn, will distribute those shares pro rata to you. Through this procedure, you will receive exactly the same number and dollar amount of shares of the Trust as shares of the Fund ("Fund Shares") owned by you immediately prior to the effectiveness of the DBT Reorganization, and the net asset value of each share of the Trust will be the same as that of the Fund. In addition, you will retain the right to any declared but undistributed dividends or other distributions payable on Fund Shares that you may have had on the effective date of the DBT Reorganization. As soon as practicable after the effective date of the DBT Reorganization, the Fund will be dissolved and cease its corporate existence.

The Directors may terminate the DBT Plan and abandon the DBT Reorganization at any time prior to the effective date of the DBT Reorganization if they determine that such actions are in the best interests of the Fund's shareholders. If the DBT Plan is not approved by shareholders or the Directors abandon the DBT Reorganization, the Fund will continue to operate as a corporation under the laws of the State of Maryland.

What effect will the DBT Reorganization have on the current investment management agreement?


In connection with the implementation of the DBT Reorganization, the Trust will enter into an investment management agreement with Templeton Asset Management Ltd. - Hong Kong branch, the Trust's investment manager (the "Investment Manager"). This investment management agreement will be substantially identical to the current investment management agreement between the Investment Manager and the Fund. Thus, it is anticipated that, other than a change in contracting party and the date of the agreement, there will be no material change in the essential terms of the investment management agreement because of the DBT Reorganization.


What effect will the DBT Reorganization have on the current shareholder servicing agreements?

The Trust will enter into an agreement for administration services with Franklin Templeton Services, LLC ("FT Services") that is substantially identical to the Fund Administration Agreement currently in place between the Fund and FT Services. The Fund will assign to the Trust the Fund's (i) service and transfer agency agreements with Mellon Investor Services, LLC (which provide for certain financial, administrative, transfer agency and fund accounting services); and (ii) shareholder servicing and administrative services agreement with FT Services and Nomura Asset Management U.S.A. (formerly, Nomura Capital Management, Inc.). Consequently, shareholders of the Trust should receive the same quality of services they have received as shareholders of the Fund.

What is the effect of shareholder approval of the DBT Plan?

Under the 1940 Act, the shareholders of an investment company are entitled to vote on the election of directors or trustees and the initial approval of the investment management agreement for the investment company. Thus, if the DBT Plan is approved, shareholders of the Trust would need to elect Trustees/1/ and approve an investment management agreement or the Trust would not be in compliance with the 1940 Act. For investment companies that have already commenced operations and
-------------------------
/1/ The members of the board of a Delaware business trust are referred to as Trustees.

have public shareholders, these matters typically must be submitted to shareholders for their consideration at a meeting specially called for that purpose. In the case of a reorganization, such as that contemplated by this Proposal 2, a meeting could not be called until after the completion of the transaction, because only then would there exist public shareholders of the Trust who could vote. Such a procedure would be both impractical and expensive. Therefore, in accordance with standard practice and announced positions of the staff of the U.S. Securities and Exchange Commission ("SEC"), the Directors have determined that it is in the best interests of the shareholders to avoid the considerable expense of a shareholder meeting to obtain these approvals following completion of the DBT Reorganization. Thus, the Directors have determined that shareholder approval of the DBT Plan substantially in the form contained in Exhibit A would, for purposes of the 1940 Act, constitute shareholder approval of: (1) the election, as Trustees of the Trust, of the Directors of the Fund who are in office at the time of the DBT Reorganization, including those Directors elected at this Meeting pursuant to Proposal 1; and
(2) the new investment management agreement between the Trust and the Investment Manager, which is substantially identical to the investment management agreement currently in effect between the Fund and the Investment Manager. Mechanically, this will be accomplished, prior to the effectiveness of the DBT Reorganization, by issuing a single share of beneficial interest in the Trust to the Fund, and having the Fund vote on these matters as sole shareholder of the Trust.

In summary, to implement the special voting procedures described above, prior to the completion of the DBT Reorganization, the officers will cause the Fund, which will have the status of initial sole shareholder of the Trust, to vote its share of the Trust FOR the election of the Trustees of the Trust and approval of the investment management agreement as specified above. This action will enable the Trust to satisfy the requirements of the 1940 Act without involving the time and expense of a shareholder meeting. If approved by shareholders of the Fund and not abandoned by the Directors, the DBT Reorganization will be completed as soon as reasonably practicable after the Meeting.

What is the capitalization and structure of the Trust?

The Trust was formed as a business trust on February 28, 2002 pursuant to Delaware law. The Trust has authorized an unlimited number of shares of beneficial interest without par value. As of the effective time of the DBT Reorganization, outstanding shares of the Trust will have the same dividend rights as those of the Fund immediately prior to the effective time of the DBT Reorganization and will be fully paid, nonassessable, freely transferable, and have no preemptive or subscription rights. Shares of the Trust and the Fund have the same voting and liquidation rights and have one vote per full share. Both the Trust and Fund provide for noncumulative voting in the election of their Trustees/Directors and provide for a classified board consisting of three classes of Trustees/Directors, with staggered terms. Each class of Trustees/Directors remains in office for three years and until their successors are elected and qualify with the term of office of one class expiring each year. The Trust also has the same fiscal year as the Fund.

Are there any tax consequences for shareholders?

The DBT Reorganization is designed to be tax-free for federal income tax purposes so that you will not experience a taxable gain or loss when the DBT Reorganization is completed. The basis and holding period of your shares in the Trust will be the same as the basis and holding period of your shares in the Fund. Consummation of the DBT Reorganization is subject to receipt of a legal opinion from the law firm of Stradley, Ronon, Stevens & Young, LLP that, under the Internal Revenue Code of 1986, as amended, the exchange of assets of the Fund for the shares of the Trust, the transfer of such shares to the holders of Fund Shares, and the liquidation and dissolution of the Fund pursuant to the DBT Plan, will not give rise to the recognition of a gain or loss for federal income tax purposes to the Fund, the Trust, or shareholders of either the Fund or the Trust.

What if I choose to sell my shares at any time?

You may continue to trade your Fund Shares on the NYSE or Osaka Securities Exchange ("OSE") until the close of trading on the business day before the effective date of the DBT Reorganization. The shares of the Trust will be listed on the NYSE and the OSE just as Fund Shares historically have been listed. Consequently, upon the effectiveness of the DBT Reorganization you may trade, on the NYSE or the OSE, the shares of the Trust you receive in the DBT Reorganization. The value of your shares will not be affected by the DBT Reorganization except to the extent that market forces effect the value of the shares, as currently occurs.

What is the effect of my voting "FOR" the DBT Plan?

By voting "FOR" the DBT Plan, you will be agreeing to become a shareholder of an investment company that has been formed as a Delaware business trust, with the Trustees, investment management, and other service arrangements that are substantially identical to those in place for the Fund.

                      THE BOARD OF DIRECTORS UNANIMOUSLY
                   RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2

                       INTRODUCTION TO PROPOSALS 3 AND 4

Why is the Board recommending the amendment or elimination of certain of the Fund's fundamental investment restrictions?

The Fund is subject to certain "fundamental" investment restrictions that govern the Fund's investment activities. Under the 1940 Act, "fundamental" investment restrictions may be changed or eliminated only if shareholders approve such action. The Board is recommending that shareholders approve the amendment or elimination of certain of the Fund's fundamental investment restrictions principally because such fundamental investment restrictions are more restrictive than is required under the federal securities laws and their amendment or elimination would provide the Fund with greater investment flexibility to meet its investment objective. The proposed restrictions not only satisfy current federal regulatory requirements, but generally are formulated to provide the Fund with the flexibility to respond to future legal, regulatory, market or technical changes. The proposed changes would not affect the Fund's investment objective.

After the Fund was organized as a Maryland corporation in 1994, certain legal and regulatory requirements applicable to investment companies changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA") and, therefore, are no longer applicable to investment companies. As a result, the Fund currently is subject to certain fundamental investment restrictions that are either more restrictive than required under current law or which are no longer required at all. For this reason, the Board is recommending that the Fund's shareholders approve the amendment or elimination of certain of the Fund's current fundamental investment restrictions in order to provide the Fund with a more modernized list of restrictions that will enable the Fund to operate more efficiently, and to more easily monitor compliance with its investment restrictions.

The Board does not anticipate that the proposed amendments to, or the elimination of, certain of the Fund's restrictions, individually or in the aggregate, will materially affect the way the Fund is managed or will result in a material change in the level of investment risk associated with an investment in the Fund. Should the Board determine at a later date that a material modification to an investment policy that would be permitted under the changed restrictions is appropriate for the Fund, notice of any such change would be provided to shareholders. However, the Board believes that the proposed changes are in the best interests of the Fund and its shareholders as they will modernize the subject investment restrictions and should enhance the Fund's ability to achieve its investment objective.

PROPOSAL 3:  TO APPROVE AMENDMENTS TO CERTAIN OF THE FUND'S FUNDAMENTAL
              INVESTMENT RESTRICTIONS (this Proposal involves separate votes on Sub-Proposals 3a - 3c)

The Fund's current investment restrictions that are the subject of this Proposal 3, together with the recommended changes to those restrictions, are detailed in Exhibit C, which is entitled, "Fundamental Investment Restrictions Proposed to be Amended or Eliminated." Shareholders are requested to vote on each Sub-Proposal in Proposal 3 separately.

Sub-Proposal 3a: To amend the Fund's fundamental investment restriction regarding industry concentration.

Under the 1940 Act, an investment company's policy regarding concentration of investments in the securities of companies in any particular industry or group of industries must be fundamental. The staff of the SEC has clarified that an investment company "concentrates" its investments if it invests more than 25% of its "net" assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and tax-exempt securities) in any particular industry or group of industries. An investment company is not permitted to concentrate its investments in any particular industry or group of industries unless it discloses its intention to do so.

What effect will amending the current restriction regarding industry concentration have on the Fund?


The proposed concentration policy set forth in Exhibit C to this Proxy Statement is substantially the same as the Fund's current policy, except that it (i) modifies the Fund's asset measure (from "total assets" to "net assets") by which concentration is assessed; (ii) slightly increases (from "25% or more" to "more than 25%") the numerical limit on permissible investments; and (iii) expressly references, in a manner consistent with current SEC staff policy, the categories of investments that are excepted from coverage of the restriction. The proposed restriction reflects a more modernized approach to industry concentration, and provides the Fund with investment flexibility that ultimately is expected to help the Fund respond to future legal, regulatory, market or technical changes.


The proposed restriction would expressly exempt from the 25% limitation, those securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and the securities of other investment companies, consistent with SEC staff policy. The proposed restriction thus clarifies the types of U.S. government securities in which the Fund may invest. In addition, although the Fund has always been permitted to invest in other investment companies in accordance with the terms of its Prospectus, the proposed restriction now makes explicit that such investments are exempted from the Fund's concentration policy. Even with this modified restriction, however, the Fund would continue to remain subject to the limitations on investments in other investment companies as set forth in the 1940 Act and its Prospectus. In brief, absent special relief from the SEC, the 1940 Act would prohibit the Fund from investing more than 5% of its total assets in any one investment company and more than 10% of its total assets in other investment companies overall.

The Fund's restriction on industry concentration is not required to specify, as it does currently, that a foreign government is deemed an "industry." However, that view represents a long-standing SEC staff position, and would continue to limit the Fund's ability to invest in securities issued by foreign governments even without an express reference to that policy in the restriction.

The adoption of the proposed restriction is not expected to change materially the way in which the Fund currently is managed. The Fund does not, under normal market conditions, invest a significant proportion of its assets in U.S. government securities or those issued by its agencies or instrumentalities. Moreover, without SEC relief, the Fund would still be limited in its investments in other investment companies and, without further shareholder approval, could not invest more than 25% of its net assets in securities issued by a foreign government.

Sub-Proposal 3b: To amend the Fund's fundamental investment restriction regarding borrowing and issuing senior securities.

The 1940 Act imposes certain limits on investment companies with respect to borrowing money or issuing senior securities, and a fund's policies concerning the borrowing of money and the issuance of senior securities must be fundamental. A "senior security" is, in essence, an obligation of the Fund with respect to its earnings or assets that takes precedence over the claims of the Fund's shareholders with respect to the same earnings or assets. The 1940 Act's limitations are designed to protect shareholders and their investments by restricting a fund's ability to subject its assets to the claims of creditors or senior security holders who would be entitled to dividends or rights on liquidation of the Fund that would have to be discharged before the claims of shareholders. Consistent with that policy, the 1940 Act generally limits the ability of a closed-end investment company, like the Fund, from leveraging its assets by borrowing money or through the issuance of senior securities.

In summary, under the 1940 Act, a closed-end fund may leverage its assets by borrowing or through the issuance of debt instruments or preferred stock. In the case of a senior security that is in the form of a borrowing or the issuance of debt, the Fund, among other requirements, must have assets equal to at least 300% of the amount borrowed or the amount of the debt issue immediately after the borrowing or issuance of debt. In determining whether it meets the 300% asset coverage requirement, the Fund is permitted to include as an asset the amount borrowed or the amount of the debt instrument. In the case of a senior security that is in the form of an issue of preferred stock, among other requirements, the asset coverage requirement is 200% of the amount of the preferred stock issued. As in the case of a borrowing or debt issue, the amount of the preferred stock issue is included as an asset for purposes of the asset coverage requirement. So long as the borrowing continues or the debt issue or preferred stock is outstanding, a fund may not pay dividends or make distributions or repurchase its common stock if that action would reduce asset coverage below the required amount.

In addition, in accordance with SEC staff interpretations under the 1940 Act, closed-end funds may engage in a number of types of transactions that might be considered to raise "senior security" or "leveraging" concerns, if the funds do not meet certain collateral requirements designated by the SEC staff. These collateral requirements are designed to protect shareholders by ensuring that when an obligation from one of these "leverage-type transactions" comes due, liquid assets of the fund sufficient to discharge the obligation are readily available in a segregated account of the fund. The collateralization requirement limits a fund's ability to engage in those types of transactions and thereby limits a fund's exposure to risk associated with them. In very general terms, an investment company is considered to be leveraging when it enters into securities transactions without being required to make payment until a later point in time. The leverage-type transactions identified by the SEC staff as presenting senior security concerns include, among others, short sales, certain options and futures transactions, and reverse repurchase agreements. Among these, short sales are currently the subject of a fundamental restriction that the Board is proposing to eliminate under Proposal 4 of this Proxy Statement.

What effect will amending the current borrowing and senior securities restriction have on the Fund?

The proposed borrowing and senior securities restriction set forth in Exhibit C is intended to modernize the Fund's investment restriction, and to clarify that the Fund may borrow money, issue senior securities or engage in the "leverage-type transactions" noted above, in accordance with the limits established under the 1940 Act, or any SEC order, rule, regulation or staff interpretation thereof.

The proposed restriction is designed to reflect all current regulatory requirements and is formulated to provide the Fund with enhanced flexibility to respond to future legal, regulatory or market changes. This enhanced flexibility would be achieved by eliminating certain operational limitations set forth in the Fund's current fundamental restriction. That restriction currently prohibits the Fund from borrowing money or issuing senior securities except that (a) short-term credits necessary for settlement of securities transactions are not considered borrowings or senior securities; (b) the Fund may borrow no more than 5% of the value of the Fund's total assets, except for emergency purposes; and (c) the Fund may borrow up to 33 1/3% of its total assets in connection with a repurchase of its shares. Although the proposed restriction does not specifically carve out these enumerated activities, the Fund would continue to be permitted to engage in them, because these activities are all permissible under the 1940 Act and interpretations of the SEC staff.

The proposed borrowing and senior securities restriction set forth in Exhibit C would provide the Fund with greater borrowing and leveraging flexibility, and would permit the Fund to engage in a broader range of the leverage-type transactions. The Fund may therefore be subject to additional costs and risks if it engages in practices that would be permissible under this modified policy.

For example, the Fund could borrow money or issue senior securities, such as preferred stock, for investment purposes when the Investment Manager believes that it is appropriate to expand the Fund's investments beyond its existing holdings. Because borrowing or the issuance of senior securities will subject the Fund to additional costs, the Fund would only borrow or issue senior securities when the Investment Manager believes that the cost of carrying the assets to be acquired through leverage would be lower than the Fund's expected return on its longer-term portfolio investments. Should this differential narrow, the Fund would realize less of a positive return, with the additional risk that, during periods of adverse market conditions, the market value of the Fund's entire portfolio holdings (including those acquired through leverage) may decline far in excess of incremental returns the Fund may have achieved in the interim. Indeed, any such leveraging tends to magnify market exposure and can result in higher than expected losses to the Fund.

Because the investment risk associated with investment assets purchased with borrowed funds would be borne solely by the holders of the Fund's shares, adverse movements in the price of the Fund's portfolio holdings would have a more severe effect on the Fund's net asset value than if the Fund were not leveraged. Leverage creates risks for shareholders in the Fund, including the likelihood of greater volatility of the Fund's net asset value and the market price of its shares, and the risk that fluctuations in interest rates on borrowings or in the dividend rates on any preferred stock may affect the return to shareholders. If the income from the securities purchased with borrowed funds is not sufficient to cover the cost of leverage, the net income of the Fund would be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends will be reduced. In such an event, the Fund may nevertheless determine to maintain its leveraged position in order to avoid capital losses on securities purchased with the leverage.

Also, if the asset coverage for senior securities or other borrowings of the Fund declines below the limits specified in the 1940 Act, the Fund may be required to sell a portion of its investments when it may not be advantageous to do so. In the extreme, sales of investments required to meet asset coverage tests imposed by the 1940 Act could also cause the Fund to lose its status as a regulated investment company. In addition, if the Fund were unable to make adequate distributions to shareholders because of asset coverage or other restrictions, it could fail to qualify as a regulated investment company for federal income tax purposes and, even if it did not fail to so qualify, it could become liable for income and excise tax on the portion of its earnings which are not distributed on a timely basis in accordance with applicable provisions of the Internal Revenue Code of 1986, as amended.

The Fund's willingness to borrow money and issue new securities for investment purposes, and the amount it will borrow, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Investment Manager's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

Among the "leverage-type transactions" in which the Fund would be authorized to engage are transactions involving futures, options thereon and similar derivative instruments. These instruments could be used in an attempt to protect Fund assets, implement a cash or tax management strategy or enhance Fund returns. With derivatives, the Investment Manager often would be attempting to predict whether an underlying investment will increase or decrease in value at some future time.

Derivatives and similar instruments generally involve costs, may be volatile and may involve a small investment relative to the risk assumed. Their successful use will depend on the Investment Manager's ability to predict market movements. Risks include delivery failure, default by the other party and the inability to close out a position because the trading market becomes illiquid. Therefore, these instruments will be utilized only if the Investment Manager determines that such investments are advisable.

The above notwithstanding, the Board does not anticipate that the Fund would be exposed to any additional risk if the current restriction is amended, because the Fund has no present intention of changing its current investment practices with respect to borrowing money or issuing senior securities. In addition, even if the Fund were to engage in these leverage-type transactions, the SEC staff's collateralization requirements and other applicable regulatory limitations should help to mitigate the investment risks attendant to them.

Sub-Proposal 3c: To amend the Fund's fundamental investment restriction regarding investments in commodities.

Under the 1940 Act, a fund's policy as recited in its registration statement regarding investments in commodities must be fundamental. The most common types of commodities are physical commodities such as wheat, cotton, rice and corn. Under the federal securities and commodities laws, certain futures contracts and options thereon are considered to be commodity interests. Financial futures contracts such as those related to currencies, stock indices or interest rates, also may be considered to be commodity interests. If the Fund buys a financial futures contract, it obtains the right to receive (or, if the Fund sells the contract, the Fund is obligated to pay) the cash difference between the contract price for an underlying asset or index and the future market price, if the future market price is higher. If the future market price is lower, the Fund is obligated to pay (or, if the Fund sold the contract, the Fund is entitled to receive) the amount of the decrease. Funds typically seek to invest in such financial futures contracts and options related to such contracts for hedging or investment purposes.

What effect will amending the commodities restriction have on the Fund?

The Fund's current fundamental restriction states that the Fund may not purchase or sell futures contracts and options thereon "except that the Fund may engage in hedging transactions as described in [the Fund's] Prospectus." As described in the Prospectus, the Fund may hedge against various market risks through, among other practices, entering into forward currency exchange contracts and various financial, index and currency futures contracts and options on such futures contracts, as well as purchasing or writing put or call options on securities, indices and foreign currencies, in U.S. or foreign markets, to the extent available and deemed appropriate by the Investment Manager. The Fund also is authorized to hedge against interest rate fluctuations by entering into interest rate futures contracts and options thereon.


The proposed commodities restriction set forth in Exhibit C states that the prohibition on purchases and sales covers commodities, but does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities. This makes clear that the Fund has the flexibility, consistent with federal securities and commodities laws, to engage in transactions involving futures contracts and related options. The proposed restriction also would expand the Fund's authority to make investments in such transactions and related options for investment purposes as well as hedging purposes. The proposed restriction does not otherwise limit the types of financial agreements and instruments used in hedging transactions. Thus, the proposed restriction will continue to enable the Fund to engage, consistent with its investment objective, in hedging transactions as described in the Fund's Prospectus.

The terms of the modified restriction clarify that the Fund is permitted to engage in transactions involving various financial agreements and instruments, including forward foreign currency contracts, options on foreign currencies, futures contracts and options on futures for hedging or investment purposes. Among these are foreign currency exchange transactions which the Fund may conduct either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, which is individually negotiated and privately traded by currency traders and their customers. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk of loss in the event that anticipated currency movements are not accurately predicted.

Other transactions include the purchasing and writing of put and call options on foreign currencies for the primary purpose of protecting against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchanges rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs.

The Fund also may buy and sell financial futures contracts, index futures contracts, foreign currency futures contracts and options on any of the foregoing. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date. These instruments can present significant investment risk to the Fund if the Investment Manager does not accurately predict the fluctuations in, as the case may be, interest rates, currency values or the market to which the financial instrument is tied.

Using these financial agreements and similar instruments for hedging, and particularly for investment purposes, can involve substantial risks, and they will be utilized only if the Investment Manager determines that such investments are advisable. The adoption of this restriction is not expected to affect the way the Fund is currently managed, as disclosed in the Fund's Prospectus and, therefore, it is not currently anticipated that the proposed restriction will expose the Fund to any additional material risk.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                   THAT YOU VOTE "FOR" SUB-PROPOSALS 3a - 3c

PROPOSAL 4:  TO APPROVE THE ELIMINATION OF CERTAIN OF THE
               FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS

Why is the Board recommending that certain fundamental investment restrictions be eliminated, and what effect will their elimination have on the Fund?

Some of the Fund's fundamental investment restrictions were originally adopted to comply with state law and regulation. Due to the passage of NSMIA, and changes in SEC staff positions, these fundamental restrictions are either no longer required by law or are no longer relevant to the operation of the Fund. Since NSMIA eliminated the states' ability to adopt or substantively regulate investment companies, the Fund is no longer legally required to adopt or maintain investment restrictions relating to diversification, purchasing securities on margin, short sales, or control over management. The Board has determined that eliminating these four restrictions (referred to in this Proposal 4 as the "Restrictions") is consistent with the federal securities laws. By reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Board believes that the Fund will be able to reduce the costs and delays associated with holding future shareholder meetings for the purpose of revising fundamental policies that become outdated or inappropriate. The Board believes that the elimination of the Restrictions is in the best interest of the Fund's shareholders as it will provide the Fund with increased flexibility to pursue its investment objective.

Which four (4) Restrictions are the Board recommending that the Fund eliminate?

The Fund currently is subject to four Restrictions that are no longer required by law and were adopted primarily in response to regulatory, business or industry conditions that no longer exist. Accordingly, the Investment Manager has recommended, and the Board has determined, that the Restrictions be eliminated. Elimination of the Restrictions would enable the Fund to be managed in accordance with the current requirements of the 1940 Act, without being constrained by additional and unnecessary limitations. The Directors believe that the Investment Manager's ability to manage the Fund's assets in a changing investment environment will be enhanced, and that investment management opportunities will be increased, by these changes. The exact language of the Restrictions has been included in Exhibit C, which is entitled "Fundamental Investment Restrictions Proposed to be Amended or Eliminated."

Diversification of Investments. The Fund's diversification restriction, which prohibits the Fund from investing, with certain exceptions, more than 25% of its total assets in the voting or non-voting securities of a single issuer, is currently combined with a restriction on acquiring more than 25% of the voting securities of another issuer (the "control restriction") in a single fundamental restriction. Hereafter, the control restriction will be separated from the diversification restriction, the latter of which would be eliminated if this Proposal 4 is approved by shareholders. No change is being proposed to the control restriction.

Investment companies, like the Fund, generally diversify their investments among many different securities. They are, however, free to choose the extent to which they will diversify their investments, provided they comply with certain minimum limits set forth in the 1940 Act and/or the Internal Revenue Code of 1986, as amended ("Code"). Generally, in order to be diversified under the 1940 Act, a fund may not invest more than 5% of its total assets in a single issuer (except U.S. government securities, as defined in the 1940 Act), or purchase more than 10% of the outstanding securities of a single issuer, but these limits apply only to 75% of the fund's total assets. As a result, any fund that is diversified under the 1940 Act may invest up to 25% of its assets in a single security. If a fund elects to be "non-diversified" under the 1940 Act, it must still operate within the diversification requirements of the Code, which are similar to the 1940 Act diversification requirements, but apply only to 50% of a fund's assets, rather than 75%. As to the remaining 50% of fund assets, the Code permits a fund to buy as few as two separate securities, each representing 25% of the value of the fund.

The Fund's Prospectus states that the Fund is classified as a non-diversified fund for purposes of the 1940 Act. Having elected to be a non-diversified fund, the Fund is not obligated to adhere to the 1940 Act's limits on the proportion of its assets that may be invested in the securities of a single issuer that apply to funds that elect to be diversified. As a non-diversified fund, the Fund could invest a greater proportion of its assets in the securities of a smaller number of issuers, thereby subjecting the Fund to greater risk of loss with respect to its portfolio securities than could a diversified fund.


Despite the above, and although not required to do so, the Fund currently has a fundamental investment restriction limiting the Fund's ability to invest more than 25% of the total value of its assets in the securities of any one issuer. In addition, the Fund has adopted a non-fundamental policy - one that may be changed by the Board without shareholder approval - under which the Fund may not invest more than 10% of its total assets in the securities of any one issuer. Because the Fund would remain subject to this non-fundamental policy, the elimination of this Restriction is not expected to affect the day-to-day management of the Fund.


Though the Fund would continue to be limited by its non-fundamental policy regarding investments in the securities of a single issuer, that policy could be changed by the Board in the future without shareholder approval. In the absence of the current fundamental policy, the Board could therefore increase the proportion of assets allocable to a single issuer or eliminate the non-fundamental policy altogether. Even if the Board were to do so, however, the Fund would continue to be limited to investing no more than 25% of its net assets in a single issuer under the limits of its fundamental investment restriction regarding industry concentration (as discussed previously in Sub-Proposal 3a) because investment in any one issuer would be deemed to be investment in a single industry. Moreover, the Fund still would have to satisfy the requirements of the diversification limits prescribed by the Code or lose its status as a regulated investment company. Were the Fund to lose that status, the Fund itself would become subject to tax, thereby materially reducing the returns provided to shareholders. To preserve its value as a viable investment vehicle for shareholders, the Fund intends to continue to comply with the provisions of the Code.

Purchase Securities on Margin. The Fund's Prospectus contains a fundamental policy that prohibits the Fund from purchasing securities on margin. However, that policy expressly permits the Fund to engage in when-issued and delayed delivery transactions and makes provision for the completion of those transactions. This Restriction was originally adopted at the Fund's inception because state law, to which the Fund was then subject, required investment companies to expressly recite in their prospectuses that purchasing securities on margin was prohibited. After the passage of NSMIA, the Fund is no longer required to include in its Prospectus a fundamental policy expressly prohibiting these types of investment activities.

Under the 1940 Act, however, the purchase of securities on margin is specifically prohibited. As a general matter, therefore, elimination of this Restriction should not have any impact on the day-to-day management of the Fund. Its elimination would: (i) not change the Fund's current inability to purchase securities on margin; (ii) continue to permit the Fund to engage in the activities currently excepted from the Restriction; and (iii) permit the Fund, going forward, to easily and efficiently respond to any future changes in regulations or future interpretations of the 1940 Act.

Short Sales. The Fund's Prospectus currently prohibits the Fund from selling securities short or maintaining a short position. A short sale is the sale of a security that is later purchased or borrowed from a broker or other institution to complete the sale. A short sale is "against the box" if the Fund owns, or has the right to obtain, securities identical to those sold short.

Following the passage of NSMIA, applicable law no longer requires funds to declare a fundamental policy concerning short selling. Under the 1940 Act, the Fund may engage in short sales of securities provided it establishes a segregated account that contains the same security that is the subject of the short sale (the above-described short sale "against the box"), or other liquid assets in an amount sufficient to discharge the liability created by the short sale. If the Fund did not establish a segregated account with adequate collateral, the short sale might be deemed to create a senior security, which would be prohibited under the 1940 Act.

Eliminating this Restriction on short sales would provide the Fund with the flexibility to enter into short sales in the limited instances that are interpreted by the SEC staff as not constituting the issuance of senior securities under the federal securities laws. The Fund's use of short sales could pose certain risks, including potential losses if the market price of the security sold short increases between the date when the Fund enters into the short position and the date when the Fund closes the short position. However, because the Fund does not currently intend to enter into short sales or maintain short positions, eliminating this Restriction is not expected to affect the day-to-day management of the Fund.

Control over Management. The Fund's Prospectus currently prohibits the Fund from investing in securities of issuers for the purpose of exercising control over management of that issuer. If a fund acquires a large percentage of the securities of a single issuer, it could be deemed to have invested in such issuer for the purpose of exercising control of management. Former state law required that funds expressly prohibit these practices to ensure that an investment company would not be engaged in the business of managing another company. Following the passage of NSMIA, applicable law no longer requires that the Fund have such a restriction.

Eliminating this Restriction is not intended to have any impact on the day-to-day management of the Fund because the Fund has no present intention of investing in issuers for the purpose of exercising control over management.

What are the risks, if any, of eliminating the Restrictions?

The Board does not anticipate that eliminating the Restrictions will result in additional material risk to the Fund. Although the Restrictions, as drafted, are no longer legally required, the Fund's ability to engage in these practices will continue to be subject to the limitations of the 1940 Act, any rule, SEC staff interpretation, and any exemptive orders granted under the 1940 Act. Moreover, the Fund does not currently intend to change its present investment practices following the elimination of the Restrictions.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                        THAT YOU VOTE "FOR" PROPOSAL 4

.. INFORMATION ABOUT THE FUND


The Investment Manager. The Investment Manager of the Fund is Templeton Asset Management Ltd. - Hong Kong Branch, a Singapore company with a branch office at Two Exchange Square, Hong Kong. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Fund assets. The Investment Manager is an indirect, wholly owned subsidiary of Resources.


The Administrator. The administrator of the Fund is Franklin Templeton Services, LLC ("FT Services"), with offices at One Franklin Parkway, San Mateo, California 94403-1906. FT Services is an indirect, wholly owned subsidiary of Resources. Pursuant to an administration agreement, FT Services performs certain administrative functions for the Fund. In addition, FT Services has entered into a Japanese shareholder servicing and administration agreement with Nomura Asset Management U.S.A. Inc. ("NAM-USA"), formerly Nomura Capital Management, Inc., under which NAM-USA performs certain administrative functions in Japan, subject to FT Services' supervision. NAM-USA is an affiliate of Nomura International (Hong Kong) Limited, an initial underwriter of the Fund's shares. NAM-USA has offices at 180 Maiden Lane, 26th Floor, New York, New York 10038.

The Transfer Agent. The transfer agent, registrar and dividend disbursement agent for the Fund is Mellon Investor Services LLC, 85 Challenger Road, Overpeck Centre, Ridgefield Park, New Jersey 07660.

The Custodian. The custodian for the Fund is JP Morgan Chase Bank, MetroTech Center, Brooklyn, New York 11245.


Other Matters. The Fund's last audited financial statements and annual report, dated December 31, 2001, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) (1-800-342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.


As of February 22, 2002, the Fund had 48,741,093 shares outstanding and total net assets of $453,657,816. The Fund's shares are listed on the NYSE (Symbol:
TDF) and on the Osaka Securities Exchange (Symbol: 8683). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of February 22, 2002, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares, except as shown in the following table:


                                            Amount and Nature        Percent of
  Name and Address of Beneficial Owner   Of Beneficial Ownership Outstanding Shares
  ------------------------------------   ----------------------- ------------------
President and Fellows of Harvard College       5,228,351/1/             10.7%/2/
c/o Harvard Management Company, Inc.
600 Atlantic Avenue
Boston, MA 02210

-------------------------

/1/ The nature of beneficial ownership is sole voting and dispositive power as reported on Schedule 13G, filed with the U.S. Securities and Exchange Commission on February 14, 2002.
/2/ As reported on Schedule 13G, dated and filed with the U.S. Securities and Exchange Commission on February 14, 2002.

In addition, to the knowledge of the Fund's management, as of February 22, 2002, no nominee or Director of the Fund owned 1% or more of the outstanding shares of the Fund, and the Directors and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

.. AUDIT COMMITTEE

The Board has a standing Audit Committee consisting of Messrs. Millsaps (Chairman), Crothers, Hines and Tseretopoulos, all of whom are Independent Directors and also are considered to be "independent" as that term is defined by the NYSE's listing standards. The Audit Committee reviews the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian, reviews both the audit and non-audit work of the Fund's independent auditors, and submits a recommendation to the Board as to the selection of independent auditors.

Selection of Independent Auditors. Upon the recommendation of the Audit Committee, the Board selected the firm of PricewaterhouseCoopers LLP ("PwC") as independent auditors of the Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Audit Fees. The aggregate fees paid to PwC in connection with the annual audit of the Fund's financial statements for the fiscal year ended December 31, 2001 were $57,373.

Financial Information Systems Design and Implementation Fees. PwC did not render any services with respect to financial information systems design and implementation during the fiscal year ended December 31, 2001 to the Fund or entities affiliated with the Fund that provide services to the Fund.

All Other Fees. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PwC to the Fund or entities affiliated with the Fund that provide services to the Fund for the fiscal year ended December 31, 2001 were $142,204. The Audit Committee of the Fund has determined that provision of these non-audit services is compatible with maintaining the independence of PwC.

Audit Committee Report. The Board has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee's responsibilities. The charter was filed with the proxy statement for the Fund's 2001 Annual Meeting of Shareholders.

As required by the charter, the Audit Committee reviewed the Fund's audited financial statements and met with management, as well as with PwC, the Fund's independent auditors, to discuss the financial statements.

The Audit Committee received the written disclosures and the letter from PwC required by Independence Standards Board No. 1. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with its review of the financial statements and the auditors' report, the members of the Audit Committee discussed with a representative of PwC, their independence, as well as the following: the auditors' responsibilities in accordance with generally accepted auditing standards; the auditors' responsibilities for information prepared by management that accompanies the Fund's audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management's judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to the auditors' retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and the auditors' judgments about the quality of the company's accounting principles.

Based on its discussions with management and the Fund's auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2001 for filing with the U.S. Securities and Exchange Commission.

                                          AUDIT COMMITTEE

                                            Fred R. Millsaps (Chairman)
                                            Frank J. Crothers
                                            Andrew H. Hines, Jr.
                                            Constantine D. Tseretopoulos

.. FURTHER INFORMATION ABOUT VOTING AND THE MEETING


Solicitation of Proxies. Your vote is being solicited by the Board. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Fund has engaged Georgeson Shareholder Communications, Inc. to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost of approximately $81,992, including out-of-pocket expenses. The Fund expects that the solicitation would be primarily by mail, but also may include telephone, telecopy or oral solicitations. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from Georgeson Shareholder asking you to vote. The Fund does not reimburse Directors and officers of the Fund or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.


Voting by Broker-Dealers. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers, as well as the Japan Securities Clearing Corporation ("JSCC") holding shares of the Fund for its beneficial owners, will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' or JSCC's proxy solicitation materials, the Fund understands that NYSE Rules permit the broker-dealers and JSCC to vote on Proposal 1 on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.


Quorum. A majority of the shares entitled to vote - present in person or represented by proxy - constitutes a quorum at the Meeting. The shares over which broker-dealers and JSCC have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.



Methods of Tabulation. Proposal 1, the election of Directors, requires the affirmative vote of the holders of a plurality of the Fund's shares present and voting on the Proposal at the Meeting. Proposal 2, to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware business trust, requires the affirmative vote of a majority of all the shares entitled to be cast on the matter (all of the outstanding shares of the Fund are entitled to vote on Proposal 2). Proposal 3, to approve amendments to certain of the Fund's fundamental investment restrictions (includes three (3) Sub-Proposals), and Proposal 4, to approve the elimination of certain of the Fund's fundamental investment restrictions, require the affirmative vote of the lesser of: (i) more than 50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy.

Abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on Proposal 1, which requires a plurality of the Fund's shares present and voting, but will have the same effect as a vote "against" Proposals 2, 3 and 4.

Adjournment. In the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve a Proposal, the Meeting may be adjourned to permit further solicitation of proxies. The presiding officer of the Fund for the Meeting, the secretary of the Meeting, or the persons designated as proxies may adjourn the Meeting to permit further solicitation of proxies or for other reasons consistent with Maryland law and the Fund's Articles of Incorporation and By-Laws. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment.


Shareholder Proposals. The shareholder vote on Proposal 2, the matter concerning the proposed reorganization of the Fund from a Maryland corporation to a Delaware business trust, will dictate the requirements relating to shareholder proposals for the 2003 Annual Meeting of Shareholders. This section describes those requirements.



Submission of Shareholder Proposals to the Trust. If Proposal 2 is approved by the shareholders, the Fund will be reorganized as the Trust, and the Trust's By-Laws, in addition to the proxy rules under the federal securities laws, will govern shareholder proposals. The Trust anticipates that the 2003 Annual Meeting of Shareholders will be held on or before May 30, 2003. A shareholder who wishes to submit a proposal for consideration for inclusion in the Trust's proxy statement for the 2003 Annual Meeting of Shareholders must send such written proposal to the Trust's offices, at 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394-3091, Attention: Secretary, no later than December 6, 2002 in order to be included in the Trust's proxy statement and proxy card relating to that meeting and presented at the meeting.



A shareholder of the Trust who has not submitted a written proposal for inclusion in the proxy statement by December 6, 2002 as set forth above, may nonetheless present a proposal at the Trust's 2003 Annual Meeting of Shareholders if such shareholder notifies the Trust, at the Trust's offices, of such proposal not earlier than December 31, 2002 and not later than January 30, 2003. If a shareholder fails to give notice within these dates, then the matter shall not be eligible for consideration at the shareholders' meeting. If, notwithstanding the effect of the foregoing notice provisions, a shareholder proposal is acted upon at the annual shareholders' meeting, the persons designated as proxies for the meeting may exercise discretionary voting power with respect to any shareholder proposal not received by the Trust at the Trust's offices, by February 19, 2003. A shareholder proposal may be presented at the 2003 Annual Meeting of Shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law.

Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust's proxy statement or presented at the meeting.


In addition to the requirements set forth above, a shareholder must comply with the following:

I. A shareholder intending to present a proposal must (i) be entitled to vote at the meeting; (ii) comply with the notice procedures set forth herein; and
(iii) have been a shareholder of record at the time the shareholder's notice was received by the Trust.

II. Each notice regarding nominations for the election of Trustees shall set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; (iii) the number of outstanding shares of the Trust which are beneficially owned by each such nominee; and (iv) all such other information regarding each such nominee that would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each such nominee been nominated by the Trustees of the Trust. In addition, the shareholder making such nomination shall promptly provide any other information reasonably requested by the Trust.

III. Each notice regarding business proposals shall set forth as to each matter: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and address, as they appear on the Trust's books, of the shareholder proposing such business; (iii) the number of outstanding shares of the Trust which are beneficially owned by the shareholder; (iv) any material interest of the shareholder in such business; and (v) all such other information regarding each such matter that would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each such matter been proposed by the Trustees of the Trust.


Submission of Shareholder Proposals to the Fund. If Proposal 2 is not approved by the shareholders, the Fund will remain a Maryland corporation, and the proxy rules under the federal securities laws alone will continue to govern shareholder proposals. The Fund anticipates that the 2003 Annual Meeting of Shareholders will be held on or before May 30, 2003. A shareholder who wishes to submit a proposal for consideration for inclusion in the Fund's proxy statement for the 2003 Annual Meeting of Shareholders must send such written proposal to the Fund's offices, at 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394-3091, Attention: Secretary, no later than December 6, 2002 in order to be included in the Fund's proxy statement and proxy card relating to that meeting and presented at the meeting.



A shareholder of the Fund who has not submitted a written proposal for inclusion in the Fund's proxy statement by December 6, 2002, as described above, may nonetheless present a proposal at the Fund's 2003 Annual Meeting of Shareholders if such shareholder notifies the Fund, at the Fund's offices, of such proposal by February 19, 2003. If a shareholder fails to give notice by this date, then the persons designated as proxies for the 2003 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any such proposal.

A shareholder proposal may be presented at the 2003 Annual Meeting of Shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law.



Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund's proxy statement or presented at the meeting.


                                          By Order of the Board of Directors,

                                          Barbara J. Green
                                          Secretary


April 5, 2002

                                                                      EXHIBIT A

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION
                      BETWEEN TEMPLETON DRAGON FUND, INC.
                           AND TEMPLETON DRAGON FUND

This Agreement and Plan of Reorganization ("Agreement") is made as of this
day of           , 2002 by and between Templeton Dragon Fund, a Delaware
business trust ("Trust"), and Templeton Dragon Fund, Inc., a Maryland corporation ("Fund") (the Trust and the Fund are hereinafter collectively referred to as the "parties").

In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

1.  Plan of Reorganization.

(a) Upon satisfaction of the conditions precedent described in Section 3 hereof, the Fund will convey, transfer and deliver to the Trust at the closing provided for in Section 2 (hereinafter referred to as the "Closing") all of the Fund's then-existing assets. In consideration thereof, the Trust agrees at the Closing (i) to assume and pay when due, to the extent that there exist Fund obligations and liabilities on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), all of such obligations and liabilities, whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with the Agreement, which fees and expenses shall, in turn, include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any, such obligations and liabilities of the Fund to become the obligations and liabilities of the Trust; and (ii) to deliver, in accordance with paragraph (b) of this Section 1, full and fractional shares of beneficial interest, without par value, of the Trust, equal in number to the number of full and fractional shares of common stock, $.01 par value per share, of the Fund outstanding immediately prior to the Effective Date of the Reorganization. The reorganization contemplated hereby is intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended ("Code"). The Fund shall distribute to its shareholders the shares of the Trust in accordance with this Agreement and the resolutions of the Board of Directors of the Fund authorizing the transactions contemplated by this Agreement.


(b) In order to effect the delivery of shares described in Section 1(a)(ii) hereof, the Trust will establish an open account for each shareholder of the Fund and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of beneficial interest, without par value, of the Trust equal to the number of full and fractional shares such shareholder holds in the Fund at the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") on the business day immediately preceding the Effective Date of the Reorganization; fractional shares of the Trust will be carried to the fourth decimal place. At the start of regular trading on the NYSE on the Effective Date of the Reorganization, the net asset value per share of shares of the Trust shall be deemed to be the same as the net asset value per share of the common stock of the Fund at the close of regular trading on the NYSE on the business day immediately preceding the Effective Date of the Reorganization. On the Effective Date of the Reorganization, each certificate representing shares of the Fund will be deemed to represent the same number of shares of the Trust. Simultaneously with the crediting of the shares of the Trust to the shareholders of record of the Fund, the shares of common stock of the Fund held by such shareholder shall be cancelled. Each shareholder of the Fund will have the right to deliver their share certificates of the Fund in exchange for share certificates of the Trust. However, a shareholder need not deliver such certificates to the Trust unless the shareholder so desires.

(c) As soon as practicable after the Effective Date of the Reorganization, the Fund shall take all necessary steps under Maryland law to effect a complete dissolution of the Fund.

(d) The expenses of entering into and carrying out the Agreement will be borne by the Fund.

2.  Closing and Effective Date of the Reorganization.

The Closing shall consist of (i) the conveyance, transfer and delivery of the Fund's assets to the Trust, in exchange for the assumption and payment, when due, by the Trust of the Fund's obligations and liabilities; and (ii) the issuance and delivery of the Trust's shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions. The Closing shall occur either on (a) the business day immediately following the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Fund at which this Agreement is considered and approved or (b) such later date as the parties may mutually agree ("Effective Date of the Reorganization").

3.  Conditions Precedent.

The obligations of the Fund and the Trust to effectuate the transactions hereunder shall be subject to the satisfaction of each of the following conditions:

(a) Such approvals from the NYSE and Osaka Securities Exchange as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;


(b) (i) An amendment to the Fund's Notification of Registration on Form N-8A ("Form N-8A") filed pursuant to Section 8(a) of the Investment Company Act of 1940, as amended ("1940 Act"), containing such amendments to the Form N-8A as are determined by the trustees of the Trust (each, a "Trustee") to be necessary and appropriate as a result of the transactions contemplated by this Agreement, shall have been filed with the U.S. Securities and Exchange Commission ("Commission"); (ii) the Trust shall have expressly adopted as its own such Form N-8A, as so amended, for purposes of the 1940 Act; (iii) a registration statement on Form 8-A ("8-A Registration Statement") under the Securities Exchange Act of 1934, as amended, shall have been filed with the Commission and the NYSE by the Trust; (iv) a Technical Original Listing Application shall have been filed with the NYSE by the Trust;

and (v) the 8-A Registration Statement filed with the Commission relating to the Trust shall have become effective, and no stop-order suspending the effectiveness of the 8-A Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop-order, proceeding or threatened proceeding which shall have been withdrawn or terminated);

(c) Each party shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania, to the effect that, assuming the reorganization contemplated hereby is carried out in accordance with this Agreement, the laws of the States of Delaware and Maryland, and in accordance with customary representations provided by the parties in a certificate(s) delivered to Stradley, Ronon, Stevens & Young, LLP, the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Fund, the Trust or the shareholders of the Fund or the Trust;

(d) The Fund shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the Fund, to the effect that (i) the Trust is duly formed as a business trust under the laws of the State of Delaware; (ii) this Agreement and the transactions contemplated thereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite action of the Trust and this Agreement has been duly executed and delivered by the Trust and is a legal, valid and binding agreement of the Trust in accordance with its terms; and (iii) the shares of the Trust to be issued in the reorganization have been duly authorized and, upon issuance thereof in accordance with this Agreement, will have been validly issued and fully paid and will be nonassessable by the Trust;

(e) The Trust shall have received the opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the Trust, to the effect that:
(iv) the Fund is duly organized and validly existing under the laws of the State of Maryland; (v) the Fund is a closed-end investment company of the management type registered under the 1940 Act; and (vi) this Agreement and the transactions contemplated hereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite corporate action of the Fund and this Agreement has been duly executed and delivered by the Fund and is a legal, valid and binding agreement of the Fund in accordance with its terms;

(f) The shares of the Trust are eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Fund are currently eligible for offering to the public so as to permit the issuance and delivery by the Trust of the shares contemplated by this Agreement to be consummated;

(g) This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the appropriate action of the board of directors of the Fund (the "Board of Directors") and the shareholders of the Fund;

(h) The shareholders of the Fund shall have voted to direct the Fund to vote, and the Fund shall have voted, as sole shareholder of the Trust, to:

    (1) Elect as Trustees of the Trust the following individuals: Nominees to serve as Trustees until the 2005 Annual Meeting of Shareholders--Messrs. Harris J. Ashton, Nicholas F. Brady, Frank J. Crothers, S. Joseph Fortunato and Constantine D. Tseretopoulos; Nominees to serve as Trustees until the 2004 Annual Meeting of Shareholders--Messrs. Martin L. Flanagan, Andrew H. Hines, Jr., and Charles B. Johnson and Ms. Edith E. Holiday; and Nominees to serve as Trustees until the 2003 Annual Meeting of Shareholders--Messrs. Gordon S. Macklin and Fred R. Millsaps and Ms. Betty P. Krahmer; and

    (2) Approve an Investment Management Agreement between Templeton Asset Management Ltd. ("TAML") and the Trust, which is substantially identical to the then-current Investment Management Agreement between TAML and the Fund;

(i) The Trustees of the Trust shall have duly adopted and approved this Agreement and the transactions contemplated hereby and shall have taken the following actions at a meeting duly called for such purposes:


    (1) Approval of the Investment Management Agreement described in paragraph
    (h)(2) of this Section 3 hereof for the Trust;


    (2) Approval of the assignment to the Trust of the Fund's Custody Agreement dated August 30, 1994 (the "Custody Agreement"), with The Chase Manhattan Bank, N.A. (now JP Morgan Chase Bank), including the Amendment to the Custody Agreement, dated March 2, 1998, Amendment No. 2 to the Custody Agreement, dated July 23, 1998, and Amendment No. 3 to the Custody Agreement, dated May 1, 2001;

    (3) Selection of PricewaterhouseCoopers LLP as the Trust's independent auditors for the fiscal year ending December 31, 2002;

    (4) Approval of an Administration Agreement between the Trust and Franklin Templeton Services, LLC;

    (5) Approval of the assignment to the Trust of the Service Agreement between the Fund and Mellon Securities Trust Co., dated September 20, 1994, the Fund's Successor Stock Transfer Agent Agreement dated February 2, 1995 with Chemical Mellon Shareholder Services (now Mellon Investor Services
    LLC); and the Fund's Plan Agent Agreement with Mellon Securities Trust Company, dated March 15, 1998;

    (6) Approval of the assignment to the Trust of the Japanese Shareholder Servicing and Administration Agreement, dated September 28, 1994 (the "Nomura Agreement"), by and among the Fund, Templeton Global Investors, Inc. ("TGI") and Nomura Capital Management, Inc., as amended by the First Amendment to the Nomura Agreement, dated October 1, 1996 (replacing TGI with Franklin Templeton Services, Inc. ("FTSI")) and further amended effective January 1, 2001 by the assumption by Franklin Templeton Services, LLC of the rights and liabilities of FTSI under the Nomura Agreement;

    (7) Approval of the assignment of the Paying Agreement, dated September 30, 1994, by and among the Fund, Japan Securities Clearing Corporation ("JSCC") and Mitsui Trust and Banking Company, Limited ("Mitsui"); the Service Agreement, dated September 30, 1994 (the "Service Agreement"), by and among the Fund, JSCC and Mitsui; and the Agreement of Commissions Concerning Entrustment of Services, dated September 30, 1994, by and between the Fund and Mitsui, pursuant to Article 12 of the Service Agreement; and

    (8) Authorization of the issuance by the Trust, prior to the Effective Date of the Reorganization, of one share of beneficial interest of the Trust to the Fund in consideration for the payment of $1.00 for the purpose of enabling the Fund to vote on the matters referred to in paragraph (h) of this Section 3 hereof;

    (9) Submission of the matters referred to in paragraph (h) of this Section 3 to the Fund as sole shareholder of the Trust; and

    (10) Authorization of the issuance and delivery by the Trust of its shares on the Effective Date of the Reorganization and the assumption by the Trust of the obligations and liabilities of the Fund in exchange for the assets of the Fund pursuant to the terms and provisions of this Agreement.

At any time prior to the Closing, any of the foregoing conditions may be waived or amended, or any additional terms and conditions may be fixed, by the Board of Directors of the Fund, if, in the judgment of such Board, such waiver, amendment, term or condition will not affect in a materially adverse way the benefits intended to be accorded the shareholders of the Fund under this Agreement.

4.  Dissolution of the Fund.

Promptly following the consummation of the distribution of the Trust shares to holders of TDF common stock under the Agreement, the officers of TDF shall take all steps necessary under Maryland law to dissolve its corporate status, including publication of any necessary notices to creditors, receipt of any necessary pre-dissolution clearances from the State of Maryland, and filing for record with the State Department of Assessments and Taxation of Maryland of Articles of Dissolution.

5.  Termination.

The Board of Directors may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Fund, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.

6.  Entire Agreement.

This Agreement embodies the entire agreement between the parties hereto and there are no agreements, understandings, restrictions or warranties among the parties hereto other than those set forth herein or herein provided for.

7.  Further Assurances.

The Fund and the Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

8.  Counterparts.

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

9.  Governing Law.

This Agreement and the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

IN WITNESS WHEREOF, the Trust and the Fund have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its Chairman, President or a Vice President and attested by its Secretary or an Assistant Secretary, all as of the day and year first-above written.

                              Templeton Dragon Fund, Inc.
                              (a Maryland corporation)
Attest:

By ________________________   By ________________________

                              Templeton Dragon Fund
                              (a Delaware business trust)
Attest:

By ________________________   By ________________________

                                                                      EXHIBIT B

               A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW

                               A Comparison of:

                The Law Governing Delaware Business Trusts and
         The Charter Documents of Templeton Dragon Fund Under Such Law

                                     With
                  The Law Governing Maryland Corporations and
      The Charter Documents of Templeton Dragon Fund, Inc. Under Such Law

                            Delaware Business Trust                           Maryland Corporation
                            -----------------------                           --------------------

Governing      A Delaware statutory business trust (a            A Maryland corporation is created by filing
Documents/     "DBT") is formed by a governing instrument        articles of incorporation with the Maryland
Governing Body and the filing of a certificate of trust with the State Department of Assessments and
               Delaware Secretary of State ("Secretary of        Taxation ("MSDAT"). The Maryland law
               State"). The Delaware law governing a DBT         governing corporations is referred to in this
               is referred to in this analysis as the            analysis as "Maryland Law."
               "Delaware Act."

               A DBT is an unincorporated association            A corporation is incorporated under the
               organized under the Delaware Act whose            Maryland Law. A corporation's operations
               operations are governed by its governing          are governed by its charter and by-laws, and
               instrument (which may consist of one or           its business and affairs are managed by or
               more instruments). Its business and affairs       under the direction of a board of directors
               are managed by or under the direction of one      (the "board" or "board of directors" or
               or more trustees.                                 collectively, the "directors"). No public
                                                                 filing of the by-laws is made.

               The governing instrument for the DBT,             Templeton Dragon Fund, Inc., a Maryland
               Templeton Dragon Fund (the "Trust"), is           corporation, is referred to in this analysis as
               comprised of an agreement and declaration         the "Corporation." The Corporation is
               of trust ("Declaration") and by-laws ("By-        governed by its charter ("Charter") and by-
               Laws"). The Trust's governing body is a           laws ("By-Laws") and the Corporation's
               board of trustees (the "board" or "board of       governing body is a board of directors.
               trustees" or collectively, the "trustees").

Designation of Under the Delaware Act, the ownership             Equity securities of a corporation are
Ownership      interests in a DBT are denominated as             generally denominated as shares of stock.
Shares or      "beneficial interests" and are held by            Record owners of shares of stock are
Interests      "beneficial owners." However, there is            stockholders. Generally, equity securities
               flexibility as to how a governing instrument      that have voting rights and are entitled to the
               refers to "beneficial interests" and              residual assets of the corporation, after
               "beneficial owners" and the governing             payment of liabilities, are referred to as
               instrument may identify "beneficial               "common stock."
               interests" and "beneficial owners" as
               "shares" and "shareholders," respectively.

               The Trust's beneficial interests, without par     The Corporation's equity securities are
               value, are designated as "shares" and its         shares of common stock, par value $0.01 per
               beneficial owners are designated as               share, and the owners of such stock are
               "shareholders." This analysis will use the        "stockholders."
               "share" and "shareholder" terminology.

                          Delaware Business Trust                          Maryland Corporation
                          -----------------------                          --------------------

Amendments to Governing Instrument                            Charter
Governing     The Delaware Act provides broad flexibility     Under Maryland Law, with certain
Documents     with respect to the provisions of the           exceptions, amendments to the charter must
              governing instrument of a DBT for               be approved by the board and by the
              amending and/or restating such governing        affirmative vote of two-thirds of all votes
              instrument.                                     entitled to be cast (unless the charter permits
                                                              amendment by a higher or lesser proportion
              Declaration of Trust                            of the voting stock, but not less than a
              The Declaration provides that amendments        majority of the shares outstanding).
              and/or restatements of the Declaration may
              generally be made at any time by the board      The Charter provides that the Charter may be
              of trustees, by a vote of a majority of the     altered, repealed, or added to upon vote of
              trustees present at a meeting at which a        holders of a majority of the shares
              quorum is present, without approval of the      outstanding and entitled to vote thereon,
              shareholders. Amendments or a repeal of         except that amendment or repeal of
              certain provisions, however, require approval   provisions pertaining to the number of
              of the board of trustees, as set forth above,   directors, removal of directors, directors'
              and the affirmative vote of holders of at least liability, indemnification, reorganizations, two-thirds (66 2/3%) of the outstanding shares  dissolution or conversion to open-end
              entitled to vote, unless such action has        company, and amendments to the Charter
              previously been approved by the affirmative     require the affirmative vote of the holders of
              vote of two-thirds (66 2/3%) of the board of    at least 66 2/3% of the outstanding shares
              trustees, in which case the affirmative "vote   entitled to vote, unless such action has
              of a majority of the outstanding voting         previously been approved by the affirmative
              securities", as defined in the Investment       vote of two-thirds of the board of directors.
              Company Act of 1940 and the rules and           Upon such a two-thirds vote by the board of
              regulations thereunder, as amended (the         directors, such provisions may be amended
              "1940 Act"), of the Trust entitled to vote at a upon the vote of holders of a majority of the
              meeting at which a quorum is present, shall     shares outstanding and entitled to vote
              be required. Such provisions include those      thereon (the general vote needed to amend
              pertaining to the number, classes, election,    the other provisions of the Charter).
              term, removal, resignation, quorum, powers,
              required vote and action by written consent
              of the board of trustees; shareholders' voting
              power, quorum, required vote, action by
              written consent and record dates; limitation
              of liability and indemnification of agents of
              the Trust; transactions such as the
              dissolution, merger, consolidation,
              conversion, reorganization and
              reclassification of the Trust to an open-end
              company and amendments of the
              Declaration.

              By-Laws                                         By-Laws
              The By-Laws may be amended, restated or         Under Maryland law, after the organizational
              repealed or new by-laws may be adopted by       meeting, the power to adopt, alter or repeal
              the affirmative "vote of a majority of the      the by-laws is vested in the stockholders,
              outstanding voting securities" (as defined in   except to the extent that the charter or by-
              the 1940 Act) of the Trust. The By-Laws         laws vest such power in the board.
              may also be amended, restated or repealed or
              new by-laws may be adopted by the board of      The By-Laws may be adopted, amended or
              trustees, by a vote of a majority of the        repealed by "vote of the holders of a
              trustees present at a meeting at which a        majority of the [Corporation's] stock" (as
              quorum is present.                              defined in the 1940 Act); except that

                          Delaware Business Trust                          Maryland Corporation
                          -----------------------                          --------------------

              Pursuant to the Declaration, amendments         provisions in the By-Laws regarding
              and/or restatements of the certificate of trust increasing/decreasing number of directors
              shall be made at any time by the board of       and removal of directors may be amended
              trustees, without approval of the               only by the vote of the holders of 75% of the
              shareholders, to correct any inaccuracy         common stock, unless approved by the
              contained therein. Any such amendments/         affirmative vote of two-thirds of the total
              restatements of the Certificate of Trust must   number of directors fixed by the By-Laws, in
              be executed by at least one (1) trustee and     which case the affirmative vote of a majority
              filed with the Secretary of State in order to   of the outstanding shares is required.
              become effective.                               Directors may adopt, amend or repeal By-
                                                              Laws (not inconsistent with any By-Law
                                                              adopted, amended or repealed by
                                                              stockholders) by majority vote of all of
                                                              directors in office, subject to applicable law.

Preemptive    Under the Delaware Act, a governing             Under Maryland Law, the charter may
Rights and    instrument may contain any provision            provide shareholders with the preemptive
Repurchase of relating to the rights, duties and obligations  right to subscribe to any or all additional
Shares        of the shareholders.                            issues of stock or any securities of the
                                                              corporation convertible into additional issues
              The Declaration provides that no shareholder    of stock. The charter may also define or limit
              shall have the preemptive or other right to     the preemptive rights of stockholders to
              subscribe for new or additional shares or       acquire additional stock or securities in the
              other securities issued by the Trust.           corporation.

              The Trust has the right at its option and at    The Corporation does not provide
              any time, subject to the 1940 Act and other     shareholders with the preemptive right to
              applicable law, to repurchase shares of any     subscribe to additional issues of stock or
              shareholder under certain circumstances at a    other securities of the Corporation.
              price that meets the requirements of Section
              23 of the 1940 Act, and the rules and
              regulations adopted thereunder, and that is in
              accordance with the terms of the
              Declaration, the By-Laws and other
              applicable law.

Liquidation   A DBT that has dissolved shall first pay or     A corporation that has voluntarily dissolved
Rights upon   make reasonable provision to pay all known      shall pay, satisfy and discharge the existing
Dissolution   claims and obligations, including those that    debts and obligations of the corporation,
              are contingent, conditional and unmatured,      including necessary expenses of liquidation,
              and all known claims and obligations for        before distributing the remaining assets to
              which the claimant is unknown. Any              the stockholders.
              remaining assets shall be distributed to the
              shareholders or as otherwise provided in the
              governing instrument.

              The Declaration provides that any assets remaining after payment or the reasonable provision for payment of all claims and obligations of the Trust shall be distributed to the shareholders ratably according to the number of outstanding shares held by the several shareholders on the record date for such dissolution distribution.

                           Delaware Business Trust                          Maryland Corporation
                           -----------------------                          --------------------

Voting Rights,  Under the Delaware Act, the governing
Meetings,       instrument may set forth any provision
Notice, Quorum, relating to trustee and shareholder voting
Record Dates    rights, including the withholding of such
and Proxies     rights from certain trustees or shareholders.
                If voting rights are granted, the governing
                instrument may contain any provision
                relating to meetings, notice requirements,
                written consents, record dates, quorum
                requirements, voting by proxy and any other
                matter pertaining to the exercise of voting
                rights. The governing instrument may also
                provide for the establishment of record dates
                for allocations and distributions by the DBT.

                One Vote Per Share                             One Vote Per Share
                The Declaration provides that each             Unless a corporation's charter provides for a
                outstanding share is entitled to one vote and  greater or lesser number of votes per share, each outstanding fractional share is entitled  or limits or denies voting rights, each
                to a fractional vote.                          outstanding share of stock is entitled to one
                                                               vote on each matter submitted to a vote at a
                                                               meeting of stockholders. A corporation may
                                                               issue fractional shares of stock.

                                                               The Charter provides that each outstanding
                                                               share of stock is entitled to one vote and
                                                               each outstanding fractional share of stock is
                                                               entitled to a fractional vote.

                Shareholders' Meetings                         Stockholders' Meetings
                Although the Delaware Act does not             Under Maryland Law, every corporation
                mandate annual shareholders' meetings, the     must hold an annual stockholders' meeting
                By-Laws require annual meetings for the        to elect directors and transact other business,
                election of trustees and the transaction of    except that the charter or by-laws of a
                other business. The By-Laws also authorize     corporation registered under the 1940 Act
                the calling of a special meeting (i) when      may provide that an annual meeting is not
                deemed necessary or desirable by the board     required in any year in which the election of
                of trustees or (ii) to the extent permitted by directors is not required by the 1940 Act.
                the 1940 Act, by the chairperson of the        Maryland Law authorizes, and permits the
                board, or at the request of holders of 10% of  charter and By-Laws to authorize, certain
                the outstanding shares if such shareholders    persons to call special meetings of
                pay the reasonably estimated cost of           stockholders.
                preparing and mailing the notice thereof, for
                the purpose of electing trustees or filling    The By-Laws require annual meetings for
                vacancies on the board. However, no special    the election of directors and the transaction
                meeting may be called at the request of        of other business. The By-Laws also
                shareholders to consider any matter that is    authorize the calling of a special meeting,
                substantially the same as a matter voted upon  unless otherwise "prescribed" by statute or
                at a shareholders' meeting held during the     the Charter, by the board, upon the written
                preceding twelve (12) months, unless           request of a majority of the directors, or by
                requested by holders of a majority of all      the president, or at the written request of
                outstanding shares entitled to vote at such    stockholders owning 10% "in amount of the
                meeting.                                       entire capital stock" of the Corporation then
                                                               issued and outstanding, if the stockholders
                Under the By-Laws, shareholder proposals       requesting such meeting pay the reasonably
                may be presented at an annual shareholders'    estimated cost of preparing and mailing the

              Delaware Business Trust                          Maryland Corporation
              -----------------------                          --------------------

  meeting if brought by a shareholder who (i)     notice thereof. However, no special meeting
  is entitled to vote at the meeting; (ii)        will be called at the request of stockholders
  complies with the notice procedures set forth   to consider any matter that is substantially
  in the By-Laws; and (iii) was a shareholder     the same as a matter voted upon at a
  of record at the time such notice is received   stockholders' special meeting held during
  by the secretary of the Trust. The              the preceding 12 months, unless requested
  shareholder's notice must be in writing and     by holders of a majority of all outstanding
  delivered to the Trust not less than one        shares entitled to vote at such meeting.
  hundred twenty (120) days nor more than
  one hundred fifty (150) days prior to the date
  of any such meeting. Each such notice given
  by a shareholder must include certain
  information set forth in the By-Laws and as
  reasonably requested by the Trust. At the
  annual meeting, the appropriate officer may,
  if the facts warrant, determine and declare to
  such meeting that a proposal was not made
  in accordance with the procedure in the By-
  Laws, and, if the officer should so determine,
  shall so declare to the meeting, and the
  defective proposal shall be disregarded and
  laid over for action at the next succeeding
  special or annual meeting of the shareholders
  taking place thirty (30) days or more
  thereafter.

  Record Dates                                    Record Dates
  In order to determine the shareholders          Under Maryland law, unless the by-laws
  entitled to notice of, and to vote at, a        otherwise provide, the board may set a
  shareholders' meeting, the Declaration          record date, which date must be set within
  authorizes the board of trustees to fix a       the parameters outlined by the Maryland
  record date. The record date may not precede    statute, for determining stockholders entitled
  the date on which it is fixed by the board and  to notice of a meeting, vote at a meeting,
  it may not be more than one hundred twenty      receive dividends or be allotted other rights.
  (120) days, nor less than ten (10) days,
  before the date of the shareholders' meeting.   In order to determine the stockholders
  The By-Laws provide that notice of a            entitled to notice of, and to vote at, a
  shareholders' meeting shall not be given to     stockholders' meeting, the By-Laws
  shareholders more than one hundred twenty       authorize the board of directors to fix a
  (120) days nor less than ten (10) days before   record date not less than ten (10), nor more
  the date of the meeting.                        than ninety (90), days prior to the date of the
                                                  meeting or prior to the last day on which the
  To determine the shareholders entitled to       consent or dissent of stockholders may be
  vote on any action without a meeting, the       effectively expressed for any purpose
  Declaration authorizes the board of trustees    without a meeting.
  to fix a record date. The record date may not
  precede the date on which it is fixed by the    To determine the stockholders entitled to a
  board nor may it be more than thirty (30)       dividend, any other distribution, or delivery
  days after the date on which it is fixed by the of evidences of rights or interests from the
  board.                                          Corporation, the By-Laws authorize the
                                                  board to fix a record date not exceeding
  To determine the shareholders entitled to a     ninety (90) days preceding the date fixed for
  dividend or any other distribution from the     the payment of the dividend or distribution
  Trust, the Declaration authorizes the board     or delivery of the evidences.
  of trustees to fix a record date. The record
  date may not precede the date on which it is    If the board does not fix a record date, the
                                                  record date shall be the later of the close of

              Delaware Business Trust                           Maryland Corporation
              -----------------------                           --------------------

  fixed by the board nor may it be more than      business on the day on which notice of the
  sixty (60) days before the date such dividend   meeting is mailed or the 30th day before the
  or distribution is to be paid.                  meeting, except if all stockholders waive
                                                  notice, the record date is the close of
  Pursuant to the Declaration, if the board of    business on the 10th day next preceding the
  trustees does not fix a record date:            day the meeting is held.

  (a) the record date for determining
  shareholders entitled to notice of, and to vote at, a meeting will be the day before the date on which notice is given or, if notice is waived, on the day before the date of the meeting; (b) the record date for determining shareholders entitled to vote on any action by consent in writing without a meeting, (i) when no prior action by the board of trustees has been taken, shall be the day on which the first signed written consent is delivered to the Trust, or (ii) when prior action of the board of trustees has been taken, shall be the day on which the board of trustees adopts the resolution taking such prior action.

  Quorum for Shareholders' Meeting                Quorum for Stockholders' Meeting
  To transact business at a meeting, the          Under Maryland Law, unless the charter or
  Declaration provides that a majority of the     Maryland Law provides otherwise, in order
  outstanding shares entitled to vote, which are  to constitute a quorum for a meeting, there
  present in person or represented by proxy,      must be present in person or by proxy,
  shall constitute a quorum at a shareholders'    stockholders entitled to cast a majority of all
  meeting, except when a larger quorum is         the votes entitled to be cast at the meeting.
  required by applicable law or any securities
  exchange on which such shares are listed for    To transact business at a meeting, the By-
  trading, in which case such quorum shall        Laws provide that a majority of the
  comply with such requirements.                  outstanding shares entitled to vote, which are
                                                  present in person or represented by proxy,
                                                  shall constitute a quorum at a stockholders'
                                                  meeting.

  Shareholder Vote                                Stockholder Vote
  The Declaration provides that, subject to any   Under Maryland law, for most stockholder
  provision of the Declaration, the By-Laws or    actions, unless the charter or Maryland Law
  applicable law that requires a different vote:  provides otherwise, a majority of all votes
  (i) in all matters other than the election of   cast at a meeting at which a quorum is
  trustees, the affirmative "vote of a majority   present is required to approve any matter.
  of the outstanding voting securities" (as       Actions such as (i) amendments to the
  defined in the 1940 Act) of the Trust entitled  corporation's charter, (ii) mergers, (iii)
  to vote at a shareholders' meeting at which a   consolidations, (iv) statutory share
  quorum is present, shall be the act of the      exchanges, (v) transfers of assets and (vi)
  shareholders; and (ii) trustees shall be        dissolutions require the affirmative vote of
  elected by a plurality of the votes cast of the two-thirds of all votes entitled to be cast on holders of outstanding shares entitled to vote  the matter unless the charter provides for a
  present in person or represented by proxy at    lesser proportion which may not be less than
  a shareholders' meeting at which a quorum       a majority of all votes entitled to be cast on
  is present.                                     the matter. Unless the charter or by-laws
                                                  require a greater vote, a plurality of all votes
                                                  cast at a meeting at which a quorum is
                                                  present is required to elect a director.

              Delaware Business Trust                          Maryland Corporation
              -----------------------                          --------------------

                                                  Election of Directors.  Under the Charter
                                                  and By-Laws, at a stockholders' meeting at
                                                  which a quorum is present, a plurality of the
                                                  votes cast of the holders of outstanding
                                                  shares entitled to vote, shall be required to
                                                  elect directors at the annual meeting, to fill
                                                  any vacancy resulting from an increase in the
                                                  number of directors on the board (adopted by
                                                  vote of the stockholders) or to fill any other
                                                  then existing vacancies on the board.

                                                  Other matters for which the vote is not
                                                  expressly designated otherwise.  For all
                                                  other matters, other than any matter for
                                                  which the Charter expressly provides for a
                                                  different vote, the affirmative vote of the
                                                  holders of a majority of the total number of
                                                  shares outstanding and entitled to vote
                                                  thereon, at a stockholders' meeting at which
                                                  a quorum is present, shall be the act of the
                                                  stockholders.

  Shareholder Vote on Certain Transactions        Stockholder Vote on Certain Transactions
  Under the Declaration, in order for the Trust   Under the Charter, in order to consummate a
  to consummate a dissolution, merger,            merger, consolidation, sale of all or
  consolidation, conversion, reorganization or    substantially all of the assets, liquidation or
  reclassification, such transaction shall be     dissolution of the Corporation, or a
  approved in the following manner:               conversion from a closed-end company to an
                                                  open-end company (as defined in the 1940
  The transaction must be approved by the         Act), such transaction shall be approved in
  board of trustees, by the vote of a majority of the following manner:
  the trustees present at a meeting at which a
  quorum is present, and the affirmative vote     The transaction must be approved by the
  of the holders of two-thirds (66 2/3%) of the   favorable vote of at least 66 2/3% of the
  outstanding shares entitled to vote, unless     outstanding shares entitled to vote, unless
  such action has been previously approved by     such action has been previously approved by
  the affirmative vote of two-thirds (66 2/3%)    the affirmative vote of two-thirds of the total
  of the board of trustees, in which case the     number of directors fixed pursuant to the By-
  affirmative "vote of a majority of the          Laws, in which case the affirmative "vote of
  outstanding voting securities" (as defined in   a majority of the outstanding voting shares"
  the 1940 Act) of the Trust entitled to vote at  (as defined in the 1940 Act) of the
  a shareholders' meeting at which a quorum       Corporation shall be required, but not less
  is present shall be required.                   than a majority of the outstanding voting
                                                  shares for purposes of Maryland Law.

  Cumulative Voting                               Cumulative Voting
  The Declaration provides that shareholders      Maryland law provides that the charter may
  are not entitled to cumulate their votes on     authorize cumulative voting for the election
  any matter.                                     of the directors and if the charter does not so
                                                  provide, then the stockholders are not
                                                  entitled to cumulative voting rights.

                                                  The Charter and By-Laws do not have any
                                                  provisions as to whether stockholders are
                                                  entitled to cumulate their votes on any matter
                                                  and consequently, the stockholders are not
                                                  entitled to cumulate their votes on any
                                                  matter.

                        Delaware Business Trust                            Maryland Corporation
                        -----------------------                            --------------------

           Proxies                                           Proxies
           The By-Laws authorize the Trust to accept         Maryland Law permits a stockholder to
           proxies by execution of a written instrument      authorize another person to act as a proxy
           or by electronic, telephonic, computerized,       and sets forth acceptable methods of
           telecommunications or another reasonable          transmitting such authorization. Unless a
           alternative to the execution of a written         proxy provides otherwise, it is not valid
           instrument. Unless a proxy provides               more than 11 months after its date. The
           otherwise, it is not valid more than 11           proxy is revocable unless certain statutory
           months after its date. In addition, the By-       requirements are met.
           Laws provide that the revocability of a proxy
           that states on its face that it is irrevocable
           shall be governed by the provisions of the
           general corporation law of the State of
           Delaware.

           Action by Written Consent                         Action by Written Consent
           The Declaration also authorizes shareholders      Maryland Law provides that any action
           to take action without a meeting and without      required or permitted to be taken at a
           prior notice if written consents setting forth    stockholders' meeting may be taken without
           the action taken are signed by the holders of     a meeting, if a unanimous written consent is
           all outstanding shares entitled to vote on that   signed by each stockholder entitled to vote
           action.                                           on the matter.

           The Declaration also authorizes the board of      The By-Laws authorize stockholders to take
           trustees or any committee of the board of         action without a meeting if all stockholders
           trustees to take action without a meeting and     entitled to vote consent in writing and all
           without prior written notice if written           stockholders entitled to notice of the
           consents setting forth the action taken are       meeting, but not entitled to vote, sign a
           executed by trustees having the number of         written waiver of any right to dissent.
           votes necessary to take that action at a
           meeting at which the entire board of trustees     The By-Laws provide that the board or any
           or any committee thereof, is present and          committee of the board may act by written
           voting.                                           consent signed by all the members of the
                                                             board or committee, respectively.

Removal of The governing instrument of a DBT may             Under Maryland Law, unless otherwise
Trustees/  contain any provision relating to the removal     provided in the charter, a director may
Directors  of trustees; provided however, that there         generally be removed with or without cause
           shall at all times be at least one trustee of the by the vote of a majority of all the votes
           DBT.                                              entitled to be cast generally for the election
                                                             of directors unless (i) such director is elected
           Under the Declaration, any trustee may be         by a certain class or series, (ii) the charter
           removed, with or without cause, by the            provides for cumulative voting or (iii) the
           Shareholders, upon the vote of the holders of     board is classified.
           two-thirds (66 2/3%) of the outstanding shares
           entitled to vote.                                 Under the Charter, a director may be
                                                             removed with or without cause by holders of
                                                             66 2/3% of shares then entitled to vote in an
                                                             election of directors and a stockholders'
                                                             meeting may be called for such purpose if
                                                             requested in writing by not less than 10% of
                                                             outstanding shares of the Corporation.

                             Delaware Business Trust                           Maryland Corporation
                             -----------------------                           --------------------

Vacancies on     Vacancies in any class of trustees may be       Under Maryland law stockholders may elect
Board of         filled by a majority vote of the trustees then  persons to fill vacancies that result from the
Trustees/        in office, regardless of the number and even    removal of directors. Unless the charter or
Directors        if less than a quorum, unless a special         by-laws provide otherwise, a majority of the
                 meeting of shareholders is called for the       directors in office, whether or not
                 purpose of filling such vacancies, in which     comprising a quorum, may fill vacancies that
                 case, such vacancies shall be filled in the     result from any cause except an increase in
                 same manner as an election of trustees.         the number of directors. A majority of the
                                                                 entire board of directors may fill vacancies
                                                                 that result from an increase in the number of
                                                                 directors.

                                                                 Under the By-Laws, directors may increase
                                                                 or decrease their number; if the number is
                                                                 increased, the added directors may be elected
                                                                 by a majority of directors in office. For other
                                                                 vacancies, the directors then in office
                                                                 (though less than quorum) may continue to
                                                                 act and may by majority vote fill any
                                                                 vacancy until the next meeting of
                                                                 stockholders, subject to the 1940 Act.

                                                                 The number of directors may also be
                                                                 increased or decreased by vote of
                                                                 stockholders at any meeting called for the
                                                                 purpose and if the vote is to increase the
                                                                 number, stockholders will vote by plurality
                                                                 to elect the directors to fill the new vacancies
                                                                 as well as any then existing vacancies.

Shareholder      Under the Delaware Act, except to the extent    The stockholders of a corporation are not
Liability        otherwise provided in the governing             liable for the obligations of the corporation.
                 instrument of a DBT, shareholders of a DBT
                 are entitled to the same limitation of personal
                 liability extended to shareholders of a private
                 corporation organized for profit under the
                 general corporation law of the State of
                 Delaware.

                 Under the Declaration, shareholders are
                 entitled to the same limitation of personal liability as that extended to shareholders of a private corporation organized for profit under the general corporate law of the State of Delaware. However, the board of trustees may cause any shareholder to pay for charges of the trust's custodian or transfer, dividend disbursing, shareholder servicing or similar agent for services provided to such shareholder.

Trustee/Director Subject to the provisions in the governing      Maryland Law requires a director to perform
Liability        instrument, the Delaware Act provides that a    his or her duties in good faith, in a manner
                 trustee or any other person managing the        he or she reasonably believes to be in the
                 DBT, when acting in such capacity, will not     best interests of the corporation and with the
                 be personally liable to any person other than   care that an ordinarily prudent person in a
                 the DBT or a shareholder of the DBT for any     like position would use under similar

                           Delaware Business Trust                           Maryland Corporation
                           -----------------------                           --------------------

                act, omission or obligation of the DBT or      circumstances. A director who performs his
                any trustee. To the extent that at law or in   or her duties in accordance with this standard
                equity, a trustee has duties (including        has no liability to the corporation, its
                fiduciary duties) and liabilities to the DBT   stockholders or to third persons by reason of
                and its shareholders, such duties and          being or having been a director. A
                liabilities may be expanded or restricted by   corporation may include in its charter a
                the governing instrument.                      provision expanding or limiting the liability
                                                               of its directors and officers for money
                The Declaration provides that any person       damages to the corporation or its
                who is or was a trustee, officer, employee or  stockholders, provided however, that liability other agent of the Trust or is or was serving  may not be limited to the extent the person
                at the request of the Trust as a trustee,      has received an improper benefit or profit in
                director, officer, employee or other agent of  money, property or services or where such
                another corporation, partnership, joint        person has been actively and deliberately
                venture, trust or other enterprise (an         dishonest.
                "Agent") will be liable to the Trust and to
                any shareholder solely for such Agent's own    The Charter expressly provides that no
                willful misfeasance, bad faith, gross          director or officer shall be protected from
                negligence or reckless disregard of the duties liability to the Corporation and its
                involved in the conduct of such Agent (such    stockholders to which such person would
                conduct referred to as "Disqualifying          otherwise be subject by reason of willful
                Conduct"). Subject to the preceding            misfeasance, bad faith, gross negligence or
                sentence, Agents will not be liable for any    reckless disregard of the duties involved in
                act or omission of any other Agent or any      the conduct of such person's office.
                investment adviser or principal underwriter
                of the Trust. No Agent, when acting in such
                capacity, shall be personally liable to any
                person (other than the Trust or its
                shareholders as described above) for any act,
                omission or obligation of the Trust or any
                trustee.

Indemnification Subject to such standards and restrictions     Unless limited by its charter, Maryland Law
                contained in the governing instrument of a     requires a corporation to indemnify a
                DBT, the Delaware Act authorizes a DBT to      director or officer who has successfully
                indemnify and hold harmless any trustee,       defended a proceeding to which such person
                shareholder or other person from and against   was a party because of such person's service
                any and all claims and demands.                in such capacity, against reasonable expenses
                                                               incurred in connection with the proceeding.
                Pursuant to the Declaration, the Trust will
                indemnify any Agent who was or is a party      Maryland Law permits a corporation to
                or is threatened to be made a party to any     indemnify a director, officer, employee or
                proceeding by reason of such Agent's           agent who is a party or threatened to be a
                capacity, against attorneys' fees and other    party, by reason of service in that capacity,
                certain expenses, judgments, fines,            to any threatened, pending or completed
                settlements and other amounts incurred in      action, suit or proceeding, against judgments,
                connection with such proceeding if such        penalties, fines, settlements and reasonable
                Agent acted in good faith or in the case of a  expenses unless it is established that (i) the
                criminal proceeding, had no reasonable         act or omission of such person was material
                cause to believe such Agent's conduct was      to the matter giving rise to the proceeding,
                unlawful. However, there is no right to        and was committed in bad faith or was the
                indemnification for any liability arising from result of active and deliberate dishonesty; (ii)
                the Agent's Disqualifying Conduct. As to       such person actually received an improper
                any matter for which such Agent is found to    personal benefit; or (iii) such person had
                be liable in the performance of such Agent's   reasonable cause to believe that the act or
                duty to the Trust or its shareholders          omission was unlawful. This permissible

                      Delaware Business Trust                            Maryland Corporation
                      -----------------------                            --------------------

          indemnification will be made only to the         indemnification obligation may become
          extent that the court in which that action was   mandatory or may be prohibited through a
          brought determines that in view of all the       corporation's charter, by-laws, a board
          circumstances of the case, the Agent was not     resolution or another agreement. However, if
          liable by reason of such Agent's                 the proceeding is a derivative suit, the
          Disqualifying Conduct.                           corporation may not indemnify a person who
                                                           has been adjudged to be liable to the
          Expenses incurred by an Agent in defending       corporation. Corporations are authorized to
          any proceeding may be advanced by the            advance payment of reasonable expenses.
          Trust before the final disposition of the
          proceeding on receipt of an undertaking by       The Charter provides that the Corporation
          or on behalf of the Agent to repay the           shall, to the full extent permitted by
          amount of the advance if it is ultimately        Maryland Law, indemnify all persons whom
          determined that the Agent is not entitled to     it may indemnify under Maryland Law.
          indemnification by the Trust.                    However, no director or officer shall be
                                                           protected from liability to the Corporation or
                                                           its stockholders to which such person would
                                                           otherwise be subject by reason of willful
                                                           misfeasance, bad faith, gross negligence or
                                                           reckless disregard of the duties involved in
                                                           the conduct of his office.

                                                           The By-Laws provide that, to the fullest
                                                           extent permitted by Maryland Law, any
                                                           current or former director or officer seeking
                                                           indemnification shall be entitled to the
                                                           advancement of reasonable expenses from
                                                           the Corporation. The Corporation may
                                                           advance expenses to officers, employees and
                                                           agents.

Insurance The Delaware Act is silent as to the right of a  A corporation may purchase insurance on
          DBT to purchase insurance on behalf of its       behalf of any person who is or was a
          trustees or other persons. However, as the       director, officer, employee or agent against
          policy of the Delaware Act is to give            any liability asserted against and incurred by
          maximum effect to the principle of freedom       such person in any such capacity whether or
          of contract and to the enforceability of         not the corporation would have the power to
          governing instruments, the Declaration           indemnify such person against such liability.
          authorizes the board of trustees, to the fullest
          extent permitted by applicable law, to           The By-Laws authorize the Corporation to
          purchase with Trust assets, insurance for        purchase insurance on behalf of any person
          liability and for all expenses of an Agent in    who is or was a director, officer, employee
          connection with any proceeding in which          or agent against any liability asserted against
          such Agent becomes involved by virtue of         and incurred by such person in any such
          such Agent's actions, or omissions to act, in    capacity. However, no insurance may be
          its capacity or former capacity with the         purchased which would indemnify any
          Trust, whether or not the Trust would have       director or officer against any liability to the
          the power to indemnify such Agent against        Corporation or its stockholders to which
          such liability.                                  such person would otherwise be subject by
                                                           reason of willful misfeasance, bad faith,
                                                           gross negligence or reckless disregard of the
                                                           duties involved in the conduct of such
                                                           person's office.

                        Delaware Business Trust                          Maryland Corporation
                        -----------------------                          --------------------

Shareholder Under the Delaware Act, except to the extent    Under Maryland Law, a stockholder may
Right of    otherwise provided in the governing             inspect, during usual business hours, the
Inspection  instrument and subject to reasonable            corporation's by-laws, stockholder
            standards established by the trustees, each     proceeding minutes, annual statements of
            shareholder has the right, upon reasonable      affairs, voting trust agreements and, if the
            demand for any purpose reasonably related       corporation is not an open-end investment
            to the shareholder's interest as a shareholder, company, a statement showing all stock and
            to obtain from the DBT certain information      securities issued by the corporation for the
            regarding the governance and affairs of the     previous 12 months. In addition,
            DBT.                                            stockholders who have individually or
                                                            together been holders of at least 5% of the
            Under the Declaration, a shareholder, upon      outstanding stock of any class for at least 6
            reasonable written demand to the Trust for      months, may inspect the corporation's books
            any purpose reasonably related to such          of accounts, its stock ledger and its statement
            shareholder's interest as a shareholder, may    of affairs. Although not expressly required
            inspect certain information as to the           by the Maryland statute, Maryland courts
            governance and affairs of the Trust during      have engrafted a proper purpose requirement
            regular business hours. However, reasonable     upon this statutory right.
            standards governing, without limitation, the
            information and documents to be furnished       The Charter grants stockholders inspection
            and the time and location of furnishing the     rights only to the extent provided by
            same, will be established by the board or any   Maryland Law. Such rights are subject to
            officer to whom such power is delegated in      reasonable regulations of the board of
            the By-Laws. In addition, as permitted by the   directors not contrary to Maryland Law.
            Delaware Act, the By-Laws also authorize
            the board or an officer to whom the board
            delegates such powers to keep confidential
            from shareholders for such period of time as
            deemed reasonable any information that the
            board or such officer in good faith believes
            would not be in the best interest of the Trust
            to disclose or that could damage the Trust or
            that the Trust is required by law or by
            agreement with a third party to keep
            confidential.

Derivative  Under the Delaware Act, a shareholder may       Under Maryland Law, in order to bring a
Actions     bring a derivative action if trustees with      derivative action, a stockholder (or his
            authority to do so have refused to bring the    predecessor if he became a stockholder by
            action or if a demand upon the trustees to      operation of law) must be a stockholder (a)
            bring the action is not likely to succeed. A    at the time of the acts or omissions
            shareholder may bring a derivative action       complained about; (b) at the time the action
            only if the shareholder is a shareholder at the is brought and (c) until the completion of the
            time the action is brought and: (i) was a       litigation. A derivative action may be
            shareholder at the time of the transaction      brought by a stockholder if (i) a demand
            complained about or (ii) acquired the status    upon the board of directors to bring the
            of shareholder by operation of law or           action is improperly refused or (ii) a request
            pursuant to the governing instrument from a     upon the board of directors would be futile.
            person who was a shareholder at the time of
            the transaction. A shareholder's right to       Under Maryland Law, a director of an
            bring a derivative action may be subject to     investment company who "is not an
            such additional standards and restrictions, if  interested person, as defined by the
            any, as are set forth in the governing          Investment Company Act of 1940, shall be
            instrument.                                     deemed to be independent and disinterested
                                                            when making any determination or taking
                                                            any action as a director."

                  Delaware Business Trust             Maryland Corporation
                  -----------------------             --------------------

       The Declaration provides that, subject to the requirements set forth in the Delaware Act, a shareholder may bring a derivative action on behalf of the Trust only if the shareholder first makes a pre-suit demand upon the board of trustees to bring the subject action unless an effort to cause the board of trustees to bring such action is excused. A demand on the board of trustees shall only be excused if a majority of the board of trustees, or a majority of any committee established to consider the merits of such action, has a material personal financial interest in the action at issue. A trustee shall not be deemed to have a material personal financial interest in an action or otherwise be disqualified from ruling on a shareholder demand by virtue of the fact that such trustee receives remuneration from his service on the board of trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment advisor or underwriter.

                                                                      EXHIBIT C

                 FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED
                          TO BE AMENDED OR ELIMINATED


                                     Current Fundamental                               Proposed Fundamental
Proposal   Investment               Investment Restriction                            Investment Restriction
or Sub-    Restriction   --------------------------------------------- -----------------------------------------------------
Proposal    Category                  The Fund may not:                                 The Fund may not:
-------- --------------- --------------------------------------------- -----------------------------------------------------
   3a    Industry         (1)invest 25% or more of the total           Invest more than 25% of its net assets in the
         Concentration       value of its assets in a particular       securities of issuers in any one industry; provided
                             industry. For purposes of this            that this limitation shall not apply with respect to
                             restriction, a foreign government         securities issued or guaranteed by the U.S.
                             (but not the United States                government or by its agencies or instrumentalities or
                             government) is deemed to be an            securities of other investment companies.
                             "industry."

   3b    Borrowing and    (4)issue senior securities or borrow         Borrow money or issue senior securities, except as
         Issuing Senior      money, except that (a) short-term         permitted by the 1940 Act or any rule, SEC
         Securities          credits necessary for settlement of       interpretation thereof or any exemptions therefrom
                             securities transactions are not           which may be granted by the SEC.
                             considered borrowings or senior
                             securities, and (b) the Fund may
                             borrow, on a temporary basis, up to
                             5% of its total assets (including the
                             amount borrowed) for emergency
                             purposes, except that borrowings in
                             connection with the repurchases of
                             its Shares or tender offers may be
                             made in an amount of up to 33 1/3%
                             of its total assets (including the
                             amount borrowed).

   3c    Commodities      (5)purchase or sell commodities or           Purchase or sell commodities as defined in the
                             commodity contracts, including            Commodity Exchange Act, as amended, and the
                             futures contracts and options             rules and regulations thereunder, unless acquired as
                             thereon, except that the Fund may         a result of ownership of securities or other
                             engage in hedging transactions as         instruments and provided that this restriction does
                             described in this Prospectus.             not prevent the Fund from engaging in transactions
                                                                       involving futures contracts and options thereon or
                                                                       investing in securities that are secured by physical
                                                                       commodities.

   4     Diversification  (2)invest more than 25% of the total         Proposed to be eliminated.
         of Investments      value of its assets in the securities
                             of any one issuer, except securities
                             issued or guaranteed by the United
                             States government or any of its
                             agencies or instrumentalities....

   4     Purchase         (9)purchase securities on margin             Proposed to be eliminated.
         Securities on       (except for delayed delivery or
         Margin              when-issued transactions or such
                             short term credits as are necessary
                             for the clearance of transactions).

   4     Short Sales     (10)make short sales of securities or         Proposed to be eliminated.
                             maintain a short position.

   4     Control over    (11)invest for the purpose of exercising      Proposed to be eliminated.
         Management          control over management of any
                             company.

                                                              TLTDF PROXY 04/02

                          TEMPLETON DRAGON FUND, INC.
                  ANNUAL MEETING OF SHAREHOLDERS - MAY 3, 2002

The undersigned hereby revokes all previous proxies for his/her shares and appoints BARBARA J. GREEN, BRUCE S. ROSENBERG and LORI A. WEBER, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Templeton Dragon Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the Fund's Annual Meeting of Shareholders (the "Meeting") to be held at 500 East Broward Blvd., 12th Floor, Ft. Lauderdale, Florida 33394 at
10:00  a.m., Eastern time, on  the 3rd day of May  2002,   including  any
postponements or adjournments thereof, upon matters set forth below and instructs them to vote upon any matters that may properly be acted upon at the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR PROPOSALS 1 (INCLUDING ALL NOMINEES FOR DIRECTORS), 2, 3 (INCLUDING 3 SUB-PROPOSALS) AND
4. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.

                 (CONTINUED, AND TO BE SIGNED ON THE OTHER SIDE)

                              FOLD AND DETACH HERE

                                                Please mark your votes as
                                                indicated in this example [x]

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSALS 1 THROUGH 4.

Proposal 1 - Election of Directors.


     FOR all nominees               WITHHOLD          Nominees: 01 Harris J. Ashton, 02 Nicholas F. Brady,
    listed (except as              AUTHORITY          03 Frank J. Crothers, 04 S. Joseph Fortunato and
   marked to the right)         to vote for all       05 Constantine D. Tseretopoulos
                                nominees listed

        [   ]                      [  ]               To withhold authority to  vote for any individual
                                                      nominee, write that nominee's name on the line below.


                                                      ------------------------------------------------------------


Proposal 2 - To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware business trust.

                        FOR               AGAINST             ABSTAIN
                        [ ]                 [  ]                [  ]


Proposal 3 - To approve amendments to certain of the Fund's fundamental investment restrictions (includes three (3) Sub-Proposals):


Proposal 3a - To amend the Fund's fundamental investment restriction regarding industry concentration.

                       FOR               AGAINST             ABSTAIN
                       [ ]                 [ ]                 [ ]


Proposal 3b - To amend the Fund's fundamental investment restriction regarding borrowing and issuing senior securities.

                       FOR               AGAINST             ABSTAIN
                       [ ]                 [ ]                 [ ]



Proposal 3c - To amend the Fund's fundamental investment restriction regarding investments in commodities.

                       FOR               AGAINST             ABSTAIN
                       [ ]                 [ ]                 [ ]


Proposal 4 - To approve the elimination of certain of the Fund's fundamental investment restrictions.

                       FOR               AGAINST             ABSTAIN
                       [ ]                 [ ]                 [ ]





I PLAN TO ATTEND THE MEETING.                 YES      NO
                                              [ ]      [ ]


SIGNATURE(S):                                             DATED         , 2002
             --------------------------------------------      ---------
PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF SIGNING FOR ESTATES, TRUSTS OR CORPORATIONS, TITLE OR CAPACITY SHOULD BE STATED. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.

                              FOLD AND DETACH HERE